UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2010

Item 1.  Report to Stockholders.

Calvert Large Cap Growth Fund

Annual Report

September 30, 2010

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TABLE OF CONTENTS

4         President’s Letter

7         SRI Update

9         Portfolio Management Discussion

14       Shareholder Expense Example

16       Report of Independent Registered Public Accounting Firm

17       Statement of Net Assets

23       Statement of Operations

24       Statements of Changes in Net Assets

26       Notes to Financial Statements

34       Financial Highlights

39       Explanation of Financial Tables

41       Proxy Voting and Availability of Quarterly Portfolio Holdings

42       Director and Officer Information Table

Dear Shareholders:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

sri

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™ investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1 As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2 As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets:  Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

calvert large cap growth fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	-4.22%	8.16%
Class B	-4.68%	7.09%
Class C	-4.60%	7.26%
Class I	-3.95%	8.82%
Class Y	-4.13%	8.36%
S&P 500 Index	-1.42%	10.16%
Lipper Large-Cap Growth Funds Average	-1.18%	10.19%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned 8.16% for the 12-month period ended September 30, 2010. The Standard & Poor’s (S&P) 500 Index returned 10.16%.  The Fund’s underperformance was due to stock selection in the Financials, Health Care, and Industrials sectors.

Investment Climate

While overall returns for the reporting period were in the black, the fiscal year started with two quarters of positive market returns, followed by double-digit down and up quarters that offset each other. Economists declared that the recession was officially over in mid-2009, but naysayers pointed to a sour economy with high unemployment, debt levels, foreign competition, and foreseeable inflation rates if economic intervention goes too far. Still, optimists saw sunlight shining through.

With so many “macro” factors coming into play, company financials were not the major stock-price driver. According to a front page article in the Wall Street Journal, “More and more investors aren’t bothering to pore through corporate reports searching for gems and duds, but are trading big buckets of stocks, bonds and commodities based mainly on macro concerns.”1

Financials was the worst-performing sector in the Index throughout most of the reporting period, while Consumer Discretionary and Industrials were the top performers. Information Technology stocks have the largest weighting in the benchmark and contributed significantly to its return.

Large-cap growth stocks outperformed their value peers for the period with returns of 12.65%  for the Russell 1000 Growth Index and 8.90% for the Russell 1000 Value Index. This is an important shift since large growth stocks have significantly underperformed over the last decade.  Therefore, we believe large-cap growth stocks represent a relatively attractive investment as part of a well-diversified portfolio.

Portfolio Strategy

Financials stocks were the biggest absolute detractors for both the Fund and the Index.   Separately, our quantitative stock selection process experienced a “lack of traction” between a given company’s financials and Wall Street’s reaction to the stock--this disconnect was at the heart of our underperformance.  Compared with last year, we have also recently seen more variation in model returns.  This is more indicative of a “normal” market, which we see as a hopeful sign going forward.

What Worked Well

Based on both its portfolio weighting and return, Apple (up 53.1%) made the largest contribution to the Fund’s return, followed by Cognizant Technology (66.8%).2  Sector-wise, Information Technology, our largest-weighted sector, representing 28.2% of holdings at period end, made the largest contribution to return. It also included three of our 10 top-performing stocks. However, the Consumer Discretionary sector was close behind as Family Dollar Stores rose 70.1% and Dollar Tree gained 50.3%.

What Didn’t Work Well

Four of our 10 worst-performing stocks were in Financials. Despite the Fund’s underweight to the poorly performing sector relative to the benchmark, what we did have still hurt. However, Health Care and Industrials actually did more relative damage.  The Fund had an overweight to Health Care, a sector which underperformed for the period and included two of our worst performers--Gilead Sciences and Medtronic.  Our underweight to Industrials also hampered returns, as this was one of the top-performing sectors for the benchmark. Stock selection within the sector hurt as well, especially Owens Corning (-27.5%).

Outlook

We remain committed to the discipline of our quantitative investment process and our philosophy of remaining fully invested in the market. Therefore, we continue to watch our models for buy and sell signals and refuse to allow our emotions to mingle with our process.

Since our models in aggregate are driven by company-level economics, “event driven” markets--resulting from Operation Desert Storm in 1990, the terrorist attacks of 9/11, and government interventions of 2009--have not been favorable to us. But, in our experience, these environments generally do not last long.

Long term, we believe a company’s stock price and its results in the marketplace must go hand in hand. We look forward to the return of this type of environment. However, we definitely do not recommend trying to time buy and sell decisions around that.

Overall, we are proud of our long-term performance record and the continued investment of our shareholders.

October 2010

1 Wall Street Journal, September 24, 2010

2 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Apple 3.80%, Cognizant Technology 3.04%, Family Dollar 1.51%, Dollar Tree 1.87%, Gilead Sciences 1.71%, Medtronic 0.87%, and Owens Corning 0%. All holdings are subject to change without notice.

calvert large cap growth fund

September 30, 2010

% of Total
Economic Sectors	Investments
Consumer Discretionary	18.5%
Consumer Staples	9.9%
Energy	4.3%
Financials	8.4%
Government	1.2%
Health Care	16.4%
Industrials	7.4%
Information Technology	28.2%
Limited Partnership Interest	0.2%
Materials	3.0%
Telecommunication Services	2.2%
Venture Capital	0.3%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Apple, Inc.	4.0%
Cognizant Technology Solutions Corp.	3.0%
W.W. Grainger, Inc.	2.4%
Infosys Technologies Ltd. (ADR)	2.3%
International Business Machines Corp.	2.1%
Google, Inc.	2.1%
Lubrizol Corp.	1.9%
Dollar Tree, Inc.	1.9%
Starbucks Corp.	1.8%
Estee Lauder Co.’s, Inc.	1.8%
Total	23.3%

calvert large cap growth fund

September 30, 2010

Average Annual Total Returns

Class A Shares*	(with max. load)
One year	2.96%
Five year	-3.36%
Ten year	-2.54%

Class B Shares	(with max. load)
One year	2.04%
Five year	-3.47%
Since inception (10/31/2000)	-2.32%

Class C Shares	(with max. load)
One year	6.26%
Five year	-3.17%
Since inception (10/31/2000)	-2.21%

Class I Shares*
One year	8.82%
Five year	-1.85%
Ten year	-1.49%

Class Y Shares**
One year	8.36%
Five year	-2.32%
Since inception (10/31/2000)	-1.36%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. (“Bridgeway”) was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge.

**Calvert Large Cap Growth Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects Class A shares at net asset value (NAV). The Actual Class Y performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

all performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the fund’s/portfolio’s distributions or the redemption of the fund/portfolio shares.  the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  the gross expense ratio from the current prospectus for class a shares is 1.38%.  this number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  performance data quoted already reflects the deduction of the fund’s/portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000.  If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$957.80	$6.91
Hypothetical	$1,000.00	$1,018.01	$7.12
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$953.20	$11.54
Hypothetical	$1,000.00	$1,013.25	$11.90
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$954.00	$10.78
Hypothetical	$1,000.00	$1,014.03	$11.12
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$960.50	$3.93
Hypothetical	$1,000.00	$1,021.06	$4.05
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$958.70	$6.07
Hypothetical	$1,000.00	$1,018.87	$6.26
(5% return per
year before expenses)
* Expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.36%, 2.20%, 0.80% and 1.24%, for Class A, Class B, Class C, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Growth Fund (the Fund), a series of the Calvert Impact Fund, Inc., as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Growth Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

statement of net assets

september 30, 2010

Equity Securities - 97.4%	Shares	Value
Beverages - 1.0%
Dr Pepper Snapple Group, Inc.	183,600	$6,521,472

Biotechnology - 2.7%
Amgen, Inc.*	120,200	6,624,222
Gilead Sciences, Inc.*	309,800	11,031,978
		17,656,200

Chemicals - 3.0%
Lubrizol Corp.	117,200	12,419,684
Praxair, Inc.	73,800	6,661,188
		19,080,872

Commercial Banks - 4.2%
KeyCorp	787,000	6,264,520
Lloyds Banking Group plc (ADR)*	1,389,000	6,403,290
M&T Bank Corp.	92,000	7,526,520
Regions Financial Corp.	943,100	6,856,337
		27,050,667

Communications Equipment - 3.3%
Cisco Systems, Inc.*	339,200	7,428,480
F5 Networks, Inc.*	64,900	6,737,269
Research In Motion Ltd.*	153,200	7,459,308
		21,625,057

Computers & Peripherals - 6.2%
Apple, Inc. (t)*	90,200	25,594,250
Hewlett-Packard Co.	162,300	6,827,961
SanDisk Corp.*	211,800	7,762,470
		40,184,681

Consumer Finance - 1.0%
SLM Corp.*	535,400	6,183,870

Diversified Consumer Services - 1.6%
DeVry, Inc.	109,300	5,378,653
ITT Educational Services, Inc.*	68,700	4,827,549
		10,206,202

Diversified Telecommunication Services - 1.0%
BCE, Inc.	201,800	6,558,500

Electrical Equipment - 1.7%
Cooper Industries plc	226,100	11,063,073

Electronic Equipment & Instruments - 1.3%
Dolby Laboratories, Inc.*	148,500	8,436,285

Equity Securities - Cont’d	Shares	Value
Energy Equipment & Services - 3.4%
Cameron International Corp.*	162,000	$6,959,520
FMC Technologies, Inc.*	112,000	7,648,480
Noble Corp.	209,500	7,079,005
		21,687,005

Food & Staples Retailing - 3.1%
CVS Caremark Corp.	220,000	6,923,400
Walgreen Co.	209,000	7,001,500
Whole Foods Market, Inc.*	170,300	6,319,833
		20,244,733

Food Products - 2.7%
Campbell Soup Co.	250,000	8,937,500
General Mills, Inc.	231,400	8,455,356
		17,392,856

Health Care Equipment & Supplies - 5.0%
Edwards Lifesciences Corp.*	102,300	6,859,215
Intuitive Surgical, Inc.*	21,200	6,015,288
Medtronic, Inc.	166,700	5,597,786
Stryker Corp.	148,000	7,407,400
Varian Medical Systems, Inc.*	107,700	6,515,850
		32,395,539

Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	331,500	10,163,790
McKesson Corp.	135,000	8,340,300
Quest Diagnostics, Inc.	141,500	7,141,505
		25,645,595

Hotels, Restaurants & Leisure - 1.8%
Starbucks Corp.	456,200	11,669,596

Household Products - 1.3%
Procter & Gamble Co.	140,100	8,401,797

Industrial Conglomerates - 1.0%
Koninklijke Philips Electronics NV, NY Shares	211,700	6,630,444

Insurance - 2.3%
Aflac, Inc.	148,500	7,678,935
Travelers Co.’s, Inc.	131,800	6,866,780
		14,545,715

Internet & Catalog Retail - 1.5%
NetFlix, Inc.*	58,400	9,470,144

Internet Software & Services - 3.3%
Akamai Technologies, Inc.*	151,800	7,617,324
Google, Inc.*	25,800	13,565,382
		21,182,706

Equity Securities - Cont’d	Shares	Value
IT Services - 8.9%
Cognizant Technology Solutions Corp.*	303,500	$19,566,645
Infosys Technologies Ltd. (ADR)	222,576	14,981,591
International Business Machines Corp.	102,916	13,805,152
Visa, Inc.	118,000	8,762,680
		57,116,068

Life Sciences - Tools & Services - 1.0%
Life Technologies Corp.*	144,900	6,765,381

Machinery - 1.2%
Cummins, Inc.	86,500	7,835,170

Media - 3.8%
CBS Corp., Class B	456,600	7,241,676
DIRECTV*	229,800	9,566,574
Time Warner, Inc.	257,933	7,905,646
		24,713,896

Multiline Retail - 4.2%
Dollar Tree, Inc.*	247,200	12,053,472
Family Dollar Stores, Inc.	220,300	9,728,448
Nordstrom, Inc.	137,400	5,111,280
		26,893,200

Oil, Gas & Consumable Fuels - 0.9%
Southwestern Energy Co.*	172,300	5,761,712

Personal Products - 1.8%
Estee Lauder Co.’s, Inc.	179,700	11,362,431

Pharmaceuticals - 3.5%
Allergan, Inc.	154,200	10,258,926
Bristol-Myers Squibb Co.	222,039	6,019,477
Forest Laboratories, Inc.*	210,600	6,513,858
		22,792,261

Semiconductors & Semiconductor Equipment - 3.8%
First Solar, Inc.*	49,900	7,352,765
Intel Corp.	320,300	6,159,369
Micron Technology, Inc.*	1,516,900	10,936,849
		24,448,983

Software - 2.5%
Microsoft Corp.	382,200	9,360,078
VMware, Inc.*	76,600	6,506,404
		15,866,482

Equity Securities - Cont’d	Shares	Value
Specialty Retail - 5.6%
Bed Bath & Beyond, Inc.*	173,300	$7,522,953
CarMax, Inc.*	260,100	7,246,386
Ross Stores, Inc.	195,200	10,661,824
TJX Co.’s, Inc.	238,600	10,648,718
		36,079,881

Trading Companies & Distributors - 2.3%
W.W. Grainger, Inc.	126,600	15,079,326

Venture Capital - 0.3%
Better Energy Systems, Inc.:
Series B, Preferred (b)(i)*	992,555	400,000
Series B, Preferred Warrants
(strike price $0.75/share, expires 8/3/13) (b)(i)*	133,333	-
Napo Pharmaceuticals, Inc.:
Common Stock (b)(i)*	294,196	588,392
Common Warrants (strike price $0.55/share, expires 9/15/14) (b)(i)*	54,061	78,388
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	765,869
Village Laundry Services, Inc. (a)(b)(i)*	9,444	200,000
		2,032,649

Wireless Telecommunication Services - 1.2%
MetroPCS Communications, Inc.*	732,200	7,658,812

Total Equity Securities (Cost $537,404,633)		628,239,261

	Principal
High Social Impact Investments - 0.5%	Amount
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12 (b)(i)(r)	$3,750,000	3,624,338

Total High Social Impact Investments (Cost $3,750,000)		3,624,338

Venture Capital Debt Obligations - 0.4%
SEAF Global SME Facility:
9.00%, 12/16/14 (b)(i)	1,500,000	1,500,000
9.00%, 4/20/15 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,500,000)		2,500,000

	Adjusted
Limited Partnership Interest - 0.2%	Basis	Value
Blackstone Cleantech Venture Partners LP (b)(i)*	$60,000	$60,000
China Environment Fund III (b)(i)*	735,868	871,941
Ignia Fund I (b)(i)*	369,734	313,938
LeapFrog Financial Inclusion Fund (b)(i)*	109,822	76,960
Renewable Energy Asia Fund (b)(i)*	65,446	11,985

Total Limited Partnership Interest (Cost $1,340,870)		1,334,824

U.S. Government Agencies	Principal
and Instrumentalities - 1.2%	Amount
Federal Home Loan Bank Discount Notes, 10/1/10	7,600,000	7,600,000

Total U.S. Government Agencies
and Instrumentalities (Cost $7,600,000)		7,600,000

TOTAL INVESTMENTS (Cost $552,595,503) - 99.7%		643,298,423
Other assets and liabilities, net - 0.3%		1,752,514
Net Assets - 100%		$645,050,937

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 per value shares authorized:
Class A: 11,594,681 shares outstanding		$399,341,240
Class B: 668,549 shares outstanding		16,829,599
Class C: 1,732,553 shares outstanding		56,013,657
Class I: 10,669,399 shares outstanding		386,644,915
Class Y: 127,676 shares outstanding		3,168,658
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(307,650,052)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities denominated in foreign currencies		90,702,920

Net Assets		$645,050,937

Net Asset Value Per Share
Class A (based on net assets of $297,120,112)		$25.63
Class B (based on net assets of $15,644,429)		$23.40
Class C (based on net assets of $40,972,941)		$23.65
Class I (based on net assets of $288,024,690)		$27.00
Class Y (based on net assets of $3,288,765)		$25.76

Restricted Securities	Acquisition Dates	Cost
Better Energy Systems, Inc.:
Series B, Preferred	8/3/10	$400,000
Series B, Preferred Warrants
(strike price $0.75/share, expires 8/3/13)	8/4/10	-
Blackstone Cleantech Venture Partners LP	7/29/10	60,000
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12	7/1/09 - 7/1/10	3,750,000
China Environment Fund III LP	1/24/08 - 7/19/10	735,868
Ignia Fund I LP	1/28/10 - 9/20/10	369,734
LeapFrog Financial Inclusion Fund LP	12/23/09 - 4/8/10	109,822
Napo Pharmaceuticals, Inc.:
Common Stock	2/21/07 - 9/23/09	419,720
Common Warrants
(strike price $0.55/share, expires 9/15/14)	9/23/09	16,908
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Renewable Energy Asia Fund LP	1/6/10 - 9/29/10	65,446
SEAF Global SME Facility:
9.00%, 12/16/14	12/16/09	1,500,000
9.00%, 4/20/15	4/20/10	1,000,000
Village Laundry Services, Inc.	7/22/09	500,000

 (a)  Affiliated company.

(b)   This security was valued by the Board of Directors. See note A.

(i)    Restricted securities represent 1.5% of the net assets of the Fund.

(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t)    45,000 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments. There are no restrictions on the trading of this security.

*      Non-income producing security.

Abbreviations:

ADR:   American Depositary Receipts

LP:     Limited Partnership

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income
Investment income:
Dividend income (net of foreign taxes withheld of $64,079 )	$7,261,297
Interest income	201,732
Total investment income	7,463,029

Expenses:
Investment advisory fee	1,847,329
Investment subadvisory fee:
Base fee	3,325,192
Performance adjustment	12,150
Transfer agency fees and expenses	1,320,101
Distribution Plan expenses:
Class A	897,578
Class B	181,677
Class C	466,037
Directors’ fees and expenses	86,168
Administrative fees	1,163,817
Accounting fees	97,946
Custodian fees	84,583
Registration fees	66,526
Reports to shareholders	236,877
Professional fees	69,598
Miscellaneous	66,287
Total expenses	9,921,866
Reimbursement from Advisor:
Class A	(174,899)
Class Y	(9,216)
Fees paid indirectly	(1,068)
Net expenses	9,736,683

Net Investment Income (Loss)	(2,273,654)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,170,846
Foreign currency transactions	(66)
4,170,780

Net increase from payment by affiliate (See Note B)	615,363

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	57,464,722

Net Realized and Unrealized Gain (Loss)	62,250,865

Increase (Decrease) in Net Assets
Resulting From Operations	$59,977,211

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($2,273,654)	$3,287,258
Net realized gain (loss)	4,170,780	(291,249,130)
Net increase from payment by affiliate	615,363	—
Change in unrealized appreciation (depreciation)	57,464,722	152,097,167

Increase (Decrease) in Net Assets
Resulting From Operations	59,977,211	(135,864,705)

Distributions to shareholders from:
Net investment income:
Class A shares	(741,648)	(809,109)
Class I shares	(1,709,150)	—
Class Y shares	(253)	—
Total distributions	(2,451,051)	(809,109)

Capital share transactions:
Shares sold:
Class A shares	29,809,753	60,701,558
Class B shares	347,204	1,134,071
Class C shares	2,601,124	4,343,715
Class I shares	51,162,940	81,412,325
Class Y shares	3,356,473	250,618
Reinvestment of distributions:
Class A shares	679,767	—
Class I shares	1,672,370	763,945
Class Y shares	246	—
Redemption fees:
Class A shares	11,106	12,359
Class B shares	438	219
Class C shares	261	445
Class I shares	1	3,285
Shares redeemed:
Class A shares	(162,383,965)	(212,822,643)
Class B shares	(5,695,822)	(7,847,154)
Class C shares	(15,178,358)	(21,851,724)
Class I shares	(127,394,379)	(120,013,195)
Class Y shares	(413,683)	(22,000)
Total capital share transactions	(221,424,524)	(213,934,176)

Total Increase (Decrease) in Net Assets	(163,898,364)	(350,607,990)

See notes to financial statements.

 Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2010	2009
Beginning of year....	$808,949,301	$1,159,557,291
End of year (including undistributed net investment income
of $0 and $2,451,084, respectively)	$645,050,937	$808,949,301

Capital Share Activity
Shares sold:
Class A shares	1,183,172	3,094,752
Class B shares	15,070	62,518
Class C shares	111,809	234,631
Class I shares	1,955,026	3,932,894
Class Y shares	131,881	13,469
Reinvestment of distributions:
Class A shares	26,647	—
Class I shares	62,519	39,562
Class Y shares	9	—
Shares redeemed:
Class A shares	(6,487,656)	(10,831,620)
Class B shares	(246,935)	(427,534)
Class C shares	(653,163)	(1,193,927)
Class I shares	(4,914,001)	(5,946,579)
Class Y shares	(16,768)	(915)
Total capital share activity	(8,832,390)	(11,022,749)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately.  The Fund offers five classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares.  Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares.  Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares.  Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are -fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, securities valued at $9,491,812 or 1.5% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September  30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$626,206,612	-	$2,032,649	$628,239,261
Limited partnership interest	-	-	1,334,825	1,334,825
U.S. government obligations	-	$7,600,000	-	7,600,000
Other debt obligations	-	-	6,124,338	6,124,338
TOTAL	$626,206,612	$7,600,000	$9,491,812**	$643,298,424

* For further breakout of equity securities by industry, please refer to the Statement of Net Assets.

** Level 3 securities represent 1.5% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares).  The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”) which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $131,036 was payable at year end. In addition, $135,865 was payable at year end for operating expenses paid by the Advisor during September 2010.

Bridgeway Capital Management, Inc., (“BCM”) is the Fund’s Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund’s Class I shares exceeds or trails the Standard & Poor’s 500 Index, the Fund’s benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $235,866 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C , .90% for Class I and 1.25% for Class Y.  For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses.  To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, C, and Y, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $81,859 was payable at year end.

Calvert Distributors, Inc. (“CDI”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $107,466 was payable at year end.

The Distributor received $44,417 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”) is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $213,116 for the year ended September 30, 2010. Under the terms of the agreement, $17,560 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director’s fees are allocated to each of the funds served.

On June 3, 2010, the Advisor contributed $615,363 to the Fund to reimburse the effect of a realized loss on investments not meeting the investment guidelines of the fund. This transaction was deemed a “payment by affiliate”.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $388,528,940 and $621,985,897, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sep-17	$89,270,429
30-Sep-18	218,448,578

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$2,451,051	$809,109
Total	$2,451,051	$809,109

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$126,373,979
Unrealized (depreciation)	(35,602,104)
Net unrealized appreciation/(depreciation)	$90,771,875
Capital loss carryforward	($307,719,007)
Federal income tax cost of investments	$552,526,548

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to investments in partnerships.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in partnerships and net operating losses.

Undistributed net investment income	$2,273,621
Accumulated net realized gain (loss)	41,956
Paid-in capital	(2,315,577)

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $122,844 at the rate of 1.48% at September 30, 2010. For the year ended September 30, 2010, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$505,838	1.51%	$8,015,979	July 2010

Note E — Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Village Laundry Services, Inc.	$500,000	$200,000

Note F — Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $3,769,932 at September 30, 2010.

Note G — Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, the Fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. In addition, the Fund designates 100% of ordinary income dividends paid during the year as eligible for the corporate dividends deduction in accordance with Section 854 of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$23.74	$25.72	$35.86
Income from investment operations:
Net investment income (loss)	(.14)	.07	(.11)
Net realized and unrealized gain (loss)	2.08	(2.05)	(9.63)
Total from investment operations	1.94	(1.98)	(9.74)
Distributions from:
Net investment income	(.05)	—	—
Net realized gain	—	—	(.40)
Total distributions	(.05)	—	(.40)
Total increase (decrease) in net asset value	1.89	(1.98)	(10.14)
Net asset value, ending	$25.63	$23.74	$25.72

Total return*	8.16%**	(7.70%)	(27.49%)
Ratios to average net assets:A
Net investment income (loss)	(.49%)	.28%	(.31%)
Total expenses	1.55%	1.38%	1.50%
Expenses before offsets	1.50%	1.27%	1.50%
Net expenses	1.50%	1.27%	1.49%
Portfolio turnover	53%	58%	81%
Net assets, ending (in thousands)	$297,120	$400,598	$632,988

	Years Ended
	September 30,	September 30,
Class A Shares	2007	2006
Net asset value, beginning	$30.61	$29.32
Income from investment operations:
Net investment income (loss)	(.01)	(.10)
Net realized and unrealized gain (loss)	5.26	1.39
Total from investment operations	5.25	1.29
Total increase (decrease) in net asset value	5.25	1.29
Net asset value, ending	$35.86	$30.61

Total return*	17.15%	4.40%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	(.43%)
Total expenses	1.28%	1.52%
Expenses before offsets	1.28%	1.52%
Net expenses	1.27%	1.51%
Portfolio turnover	49%	34%
Net assets, ending (in thousands)	$1,026,289	$842,433

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$21.85	$23.91	$33.65
Income from investment operations:
Net investment income (loss)	(.45)	(.16)	(.42)
Net realized and unrealized gain (loss)	2.00	(1.90)	(8.92)
Total from investment operations	1.55	(2.06)	(9.34)
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	(.40)
Total distributions	—	—	(.40)
Total increase (decrease) in net asset value	1.55	(2.06)	(9.74)
Net asset value, ending	$23.40	$21.85	$23.91

Total return*	7.09%**	(8.62%)	(28.12%)
Ratios to average net assets:A
Net investment income (loss)	(1.46%)	(.72%)	(1.15%)
Total expenses	2.46%	2.33%	2.33%
Expenses before offsets	2.46%	2.27%	2.33%
Net expenses	2.46%	2.27%	2.33%
Portfolio turnover	53%	58%	81%
Net assets, ending (in thousands)	$15,644	$19,676	$30,257

	Years Ended
	September 30,	September 30,
Class B Shares	2007	2006
Net asset value, beginning	$28.95	$27.97
Income from investment operations:
Net investment income (loss)	(.27)	(.32)
Net realized and unrealized gain (loss)	4.97	1.30
Total from investment operations	4.70	.98
Total increase (decrease) in net asset value	4.70	.98
Net asset value, ending	$33.65	$28.95

Total return*	16.23%	3.50%
Ratios to average net assets:A
Net investment income (loss)	(.86%)	(1.28%)
Total expenses	2.10%	2.36%
Expenses before offsets	2.10%	2.36%
Net expenses	2.09%	2.36%
Portfolio turnover	49%	34%
Net assets, ending (in thousands)	$49,951	$43,415

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$22.05	$24.09	$33.86
Income from investment operations:
Net investment income (loss)	(.39)	(.13)	(.38)
Net realized and unrealized gain (loss)	1.99	(1.91)	(8.99)
Total from investment operations	1.60	(2.04)	(9.37)
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	(.40)
Total distributions	—	—	(.40)
Total increase (decrease) in net asset value	1.60	(2.04)	(9.77)
Net asset value, ending	$23.65	$22.05	$24.09

Total return*	7.26%**	(8.47%)	(28.03%)
Ratios to average net assets:A
Net investment income (loss)	(1.29%)	(.58%)	(1.03%)
Total expenses	2.30%	2.13%	2.22%
Expenses before offsets	2.30%	2.13%	2.22%
Net expenses	2.30%	2.13%	2.21%
Portfolio turnover	53%	58%	81%
Net assets, ending (in thousands)	$40,973	$50,132	$77,897

	Years Ended
	September 30,	September 30,
Class C Shares	2007	2006
Net asset value, beginning	$29.11	$28.10
Income from investment operations:
Net investment income (loss)	(.22)	(.26)
Net realized and unrealized gain (loss)	4.97	1.27
Total from investment operations	4.75	1.01
Total increase (decrease) in net asset value	4.75	1.01
Net asset value, ending	$33.86	$29.11

Total return*	16.32%	3.59%
Ratios to average net assets:A
Net investment income (loss)	(.75%)	(1.19%)
Total expenses	1.99%	2.28%
Expenses before offsets	1.99%	2.28%
Net expenses	1.99%	2.27%
Portfolio turnover	49%	34%
Net assets, ending (in thousands)	$125,951	$91,505

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$24.93	$26.93	$37.35
Income from investment operations:
Net investment income	.04	.19	.08
Net realized and unrealized gain (loss)	2.16	(2.13)	(10.07)
Total from investment operations	2.20	(1.94)	(9.99)
Distributions from:
Net investment income	(.13)	(.06)	(.03)
Net realized gain	—	—	(.40)
Total distributions	(.13)	(.06)	(.43)
Total increase (decrease) in net asset value	2.07	(2.00)	(10.42)
Net asset value, ending	$27.00	$24.93	$26.93

Total return*	8.82%**	(7.16%)	(27.08%)
Ratios to average net assets:A
Net investment income	.11%	.86%	.27%
Total expenses	.90%	.68%	.92%
Expenses before offsets	.90%	.67%	.92%
Net expenses	.90%	.67%	.91%
Portfolio turnover	53%	58%	81%
Net assets, ending (in thousands)	$288,025	$338,245	$418,415

	Years Ended
	September 30,	September 30,
Class I Shares	2007	2006
Net asset value, beginning	$31.69	$30.20
Income from investment operations:
Net investment income	.14	.03
Net realized and unrealized gain (loss)	5.52	1.46
Total from investment operations	5.66	1.49
Total increase (decrease) in net asset value	5.66	1.49
Net asset value, ending	$37.35	$31.69

Total return*	17.86%	4.93%
Ratios to average net assets:A
Net investment income	.55%	.12%
Total expenses	.71%	.97%
Expenses before offsets	.71%	.97%
Net expenses	.70%	.96%
Portfolio turnover	49%	34%
Net assets, ending (in thousands)	$553,280	$239,542

See notes to financial highlights.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class Y Shares	2010	2009 #
Net asset value, beginning	$23.79	$21.03
Income from investment operations:
Net investment income (loss)	(.03)	.05
Net realized and unrealized gain (loss)	2.02	2.73
Total from investment operations	1.99	2.78
Distributions from:
Net investment income	(.02)	(.02)
Net realized gain	—	—
Total distributions	(.02)	(.02)
Total increase (decrease) in net asset value	1.97	2.76
Net asset value, ending	$25.76	$23.79

Total return*	8.36%**	13.23%
Ratios to average net assets:A
Net investment income (loss)	(.27%)	.25% (a)
Total expenses	2.10%	9.32% (a)
Expenses before offsets	1.25%	1.02% (a)
Net expenses	1.25%	1.02% (a)
Portfolio turnover	53%	55%
Net assets, ending (in thousands)	$3,289	$299

See notes to financial highlights.

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*       Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Total return would have been 8.04%, 7.00%, 7.12%, 8.70% and 8.23%, without the payment by affiliate, for classes A, B, C, I and Y, respectively. On June 3, 2010 the Advisor contributed $615,363 to the Fund to reimburse the effect of a realized loss on investments not meeting the fund’s investment guidelines. This transaction was deemed a “payment by affiliate”.

#       From October 31, 2008, inception.

(a)     Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, subadvisory fee paid to the subadvisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

 To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Large cap growth fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

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Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

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Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Impact Fund, Inc.

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4         President’s Letter

7         SRI Update

9         Portfolio Management Discussion

19       Shareholder Expense Example

22       Report of Independent Registered Public Accounting Firm

23       Statements of Net Assets

30       Statements of Operations

31       Statements of Changes in Net Assets

34       Notes to Financial Statements

41       Financial Highlights

48       Explanation of Financial Tables

50       Proxy Voting and Availability of Quarterly Portfolio Holdings

50       Basis for Board’s Approval of Investment Advisory Contract

54       Director and Officer Information Table

Dear Shareholders:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

SRI

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1.  As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

calvert

Small cap

value fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/10	9/30/10
Class A	-3.30%	9.97%
Class C	-3.78%	9.00%
Class I	-2.95%	10.85%
Russell 2000 Value Index	-1.90%	11.84%
Lipper Small-Cap Core Funds Average	0.22%	13.19%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	14.9%
Consumer Staples	0.4%
Energy	4.0%
Financials	33.7%
Health Care	8.8%
Industrials	14.8%
Information Technology	14.0%
Materials	5.6%
Telecommunication Services	1.1%
Utilities	2.7%

Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Comtech Telecommunications Corp.	4.3%
Platinum Underwriters Holdings Ltd.	3.8%
PF Chang’s China Bistro, Inc.	3.6%
DSW, Inc.	2.7%
Webster Financial Corp.	2.6%
Timberland Co.	2.5%
Astoria Financial Corp.	2.4%
Amedisys, Inc.	2.4%
Apollo Investment Corp.	2.4%
PDL BioPharma, Inc.	2.3%
Total	29.0%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion
Natalie A. Trunow,
Senior Vice President,
Chief Investment Officer-Equities of Calvert Asset Management Company

Performance

Calvert Small Cap Value Fund Class A shares (at NAV) returned 9.97% for the 12-month period ended September 30, 2010, versus the Russell 2000 Value Index’s return of 11.84%.  Weak stock selection was the primary cause of the underperformance.

The Directors of Calvert Impact Fund approved in late summer a recommendation that Calvert Asset Management Company, Inc. (CAMCO), the Fund’s Investment Advisor, manage the Fund’s investment portfolio, replacing the Fund’s subadvisor, Channing Capital Management. The Directors also approved CAMCO’s recommendations to change the Fund’s investment objective, the benchmark from the Russell 2000 Value Index to the Russell 2000 Index, and the name of the Fund to Calvert Small Cap Fund.  These changes will take effect upon conclusion of the proposed merger of Calvert New Vision Small Cap Fund into the Fund. Through the period leading up to the effective date of these changes, CAMCO will continue to manage the Fund with a small-cap value orientation, using a stock selection-driven process that is based primarily on Calvert’s quantitative stock selection models.

Investment Climate

After a year of uncertainty about global economic recovery, markets worldwide ended the reporting period in positive territory. In the U.S., the Standard & Poor’s 500 and Russell 1000 Indices returned 10.16% and 10.75%, respectively. Abroad, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 3.71% and the MSCI Emerging Markets Index gained 20.54%.

In general, growth stocks outperformed value stocks, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index with a return of 12.65% versus 8.90%.  Mid-cap stocks were the best-performing domestic asset class for the year with a return of 17.54%, besting both large-cap stocks and the 13.35% for small-cap stocks of the Russell 2000 Index.1

Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw some particularly sharp sell-offs in the second quarter of 2010, as escalating uncertainty caused the re-pricing of risk in both equity and fixed-income assets.

Dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai rattled global financial markets in the spring of 2010--leading many to question the overall strength of the euro-zone’s economic recovery. In response, several European Union countries implemented austerity programs to slash their budget deficits and slow economic growth, and a new set of rules to toughen European banks’ capital and liquidity requirements was introduced.

China had some success with its attempt to engineer a soft landing for its overheated economy, which should improve global growth prospects--especially since it is now the world’s second-largest economy, eclipsing Japan in the second quarter of 2010, according to gross domestic product (GDP) data.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts designed to increase consumer spending and inventory rebuilding. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

Several conflicting trends have contributed to this slowdown. On the positive side, corporations have reported higher-than-expected earnings this year. Corporate sector strength also continues to boost company balance sheets and cash flow, fueling strong merger and acquisition (M&A) activity.  Unfortunately, while M&A activity benefits many of the businesses involved,  the net outcome is usually a reduction in the workforce, which exacerbates the already high unemployment rate.

The housing market improved for a time, but fell again after the first-time homebuyer credit expired. Depressed home prices and shrinking home equity, not to mention the uncertainties in the foreclosure process, weighed on consumers’ shaky confidence. Since consumer spending makes up 75% of the economy, recovery will remain slow until consumers become more comfortable. In the meantime,  consumers continued to take on less debt, spend less, and save more.

Portfolio Strategy

The Fund’s relative underperformance during this period was primarily the result of negative stock selection and transactions costs associated with the manager transition.  Overall, stock selection was the leading cause of underperformance for the period, with Health Care, Financials, and Energy holdings hurting the most. The Fund’s average allocation of 3% cash during the reporting period also had a slight negative impact on relative return.

Within Financials, the Fund’s performance lagged in the commercial banking and capital markets industries. CVB Financial and Glacier Bancorp both underperformed the market after acquisitions during the third quarter.  Waddell & Reed and Stifel Financial had significant gains during the first part of the year then fell during the market pull-back in the third quarter.  The Fund subsequently transitioned out of both securities. Health Care stock Amediys was another weak performer--the company is one of several health care providers the SEC is targeting in an investigation of Medicare reimbursement practices.

On the positive side, holdings in Information Technology and Industrial added significantly to relative return. Circuit protection company Littelfuse rose after increasing its earnings guidance throughout the year. Hexcel, an aerospace and defense company, also had strong earnings during the year before we exited the position.

Outlook

We believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities over the past several months is bound to reverse, with equities likely outperforming bonds over the next six to 18 months. In September, equity markets looked more attractive relative to bonds than they have since 1993 (except for the market bottom in March of 2009), with 10-year Treasuries yielding 2.51% versus the Dow Jones Industrial Average’s dividend yield of 2.6%, and an attractive forward price/earnings multiple of 12.2.

The economy has slowed, but sustained economic recovery continues. As we have said in the past, we don’t believe negative GDP growth is likely, which would constitute a double-dip recession. While we anticipate a somewhat more challenged earnings environment later this year, we believe that corporate sector strength is likely to persist and continue to support the overall economic recovery. Overall, our outlook continues to call for a slow, gradual pace to the economic recovery and a generally positive environment for stock picking, barring any major geopolitical calamities.

October 2010

1. Mid-cap stocks are represented by the Russell Mid Cap Index. Large cap stocks are represented by the Russell 1000 Index, which returned 10.75%

As of September 30, 2010, the following companies represented the following percentages of Fund net assets:  CVB Financial 1.57%, Glacier Bancorp 1.37%, Waddell & Reed 0%, Stifel Financial 0%, Amediys 2.39%, Littelfuse 0%, and Hexcel 0%. All holdings are subject to change without notice.

calvert

Small cap

value fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	4.71%
Five year	-1.72%
Since inception (10/1/2004)	-0.20%

Class C Shares	(with max. load)
One year	7.92%
Five year	-1.69%
Since inception (4/1/2005)	-1.09%

Class I Shares
One year	10.85%
Five year	0.02%
Since inception (4/29/2005)	1.86%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with a broad based market index.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.09%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

calvert mid cap value fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/10	9/30/10
Class A	-1.72%	12.41%
Class C	-2.25%	11.26%
Class I	-1.44%	13.19%
Russell Midcap Value Index	1.40%	16.93%
Lipper Mid-Cap Core Funds Average	0.66%	14.02%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	14.3%
Consumer Staples	5.8%
Energy	10.0%
Financials	27.0%
Health Care	7.3%
Industrials	7.6%
Information Technology	11.6%
Materials	2.6%
Telecommunication Services	5.7%
Utilities	8.1%
Total	100%
Ten Largest	% of Net
Stock Holdings	Assets
Nelnet, Inc.	3.3%
CenturyLink, Inc.	3.2%
Federated Investors, Inc.	3.1%
Invesco Ltd.	3.1%
Jones Lang LaSalle, Inc.	3.0%
RenaissanceRe Holdings Ltd.	3.0%
American Financial Group, Inc.	2.9%
WR Berkley Corp.	2.9%
Torchmark Corp.	2.8%
Oneok, Inc.	2.8%
Total	30.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull

of New Amsterdam Partners LLC

Performance

Calvert Mid Cap Value Fund returned 12.41% for the 12-period ended September 30, 2010, compared with 16.93% return of the Russell Mid Cap Value Index.  Weak stock selection in several sectors drove the Fund’s underperformance.

The Directors of Calvert Impact Fund approved in late summer Calvert’s recommendation to solicit a shareholder vote for the merger of Calvert Mid Cap Value Fund into Calvert Capital Accumulation Fund. The Directors also approved Calvert’s recommendation that New Amsterdam Partners become the Fund’s investment sub-advisor. Through the period leading up to the proposed merger, New Amsterdam Partners will continue to manage the Fund with a mid-cap value orientation, using its stock-selection-driven investment process, which combines quantitative and traditional fundamental analysis.

Investment Climate

After a year of uncertainty about global economic recovery, markets worldwide ended the reporting period in positive territory. In the U.S., the Standard & Poor’s 500 and Russell 1000 Indices returned 10.16% and 10.75%, respectively. Abroad, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 3.71% and the MSCI Emerging Markets Index gained 20.54%.

In general, growth stocks outperformed value stocks, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index with a return of 12.65% versus 8.90%.  Mid-cap stocks were the best-performing domestic asset class for the year with a return of 17.54%, besting both large-cap stocks and the small-cap stocks of the Russell 2000 Index, which returned 11.84%.1

Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw some market disruption, particularly sharp sell-offs in the second quarter of 2010, as the uncertainty escalated, causing the re-pricing of risk in both equity and fixed-income assets.

Dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai  rattled global financial markets in the spring of 2010--leading many to question the overall strength of the euro-zone’s economic recovery. In response, several European Union countries implemented austerity programs to slash their budget deficits and slow economic growth, and a new set of rules to toughen European banks’ capital and liquidity requirements was introduced.

China had some success with its attempt to engineer a soft landing for its overheated economy, which should improve global growth prospects--especially since it is now the world’s second-largest economy, eclipsing Japan in the second quarter of 2010, according to gross domestic product (GDP) data.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts designed to increase consumer spending and inventory rebuilding. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

Several conflicting trends have contributed to this slowdown. On the positive side, corporations have reported higher-than-expected earnings this year. Corporate sector strength also continues to boost company balance sheets and cash flow, fueling strong merger and acquisition (M&A) activity.  Unfortunately, while M&A activity benefits many of the businesses involved and their stock prices,  the net outcome is usually a reduction in the workforce, which exacerbates the already high unemployment rate.

The housing market improved for a time as home prices stabilized and purchases increased, but fell again after the first-time homebuyer credit expired. Depressed home prices and shrinking home equity, not to mention the uncertainties in the foreclosure process, weighed on consumers’ shaky confidence. Since consumer spending makes up 75% of the economy, recovery will remain slow until consumers become more comfortable. In the meantime,  consumers continued to take on less debt, spend less, and save more.

Budget deficit levels are at unprecedented highs and remain a risk area. Despite the positive inflation numbers, the Federal Reserve (Fed) has maintained its commitment to keep interest rates low and away from deflationary territory.

Portfolio Strategy

The Fund’s new sub-advisor, New Amsterdam Partners, assumed portfolio management responsibilities at the end of July. The firm’s investment process is based on a comprehensive evaluation of the investable universe of mid-cap stocks that meet the Fund’s environmental, social, and governance criteria using the firm’s proprietary expected return estimation model. The stocks rated most highly by the firm are then subject to traditional fundamental and qualitative analysis to confirm the model’s evaluation of each stock.

For the full period, the Fund’s underperformance was primarily due to weak stock selection as its holdings in eight of ten economic sectors had lower returns than the corresponding sector in the Russell Mid Cap Value Index.

The poor relative performance of  Energy and Industrials holdings accounted for much of the Fund’s underperformance.  In the Energy sector, Range Resources underperformed early in the period due to weak natural gas prices.  Brinks, an Industrials holding, was hurt by economic worries in Europe, where investors expected much of the company’s future growth to come from, as well as political risk concerns with the company’s operations in Venezuela.

Stock selection in Information Technology provided a positive contribution that partially offset the negative effects of other sectors.  Human resources consultant Hewitt Associates rose sharply late in the period after Aon agreed to acquire the firm at a premium.

Outlook

We believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities over the past several months is bound to reverse, with equities likely outperforming bonds over the next six to 18 months. In September, equity markets looked more attractive relative to bonds than they have since 1993 (except for the market bottom in March of 2009), with 10-year Treasuries yielding 2.51% versus the Dow Jones Industrial Average’s dividend yield of 2.6%, and an attractive forward price/earnings multiple of 12.2.

The economy has slowed, but sustained economic recovery continues. As we have said in the past, we don’t believe negative GDP growth is likely, which would constitute a double-dip recession. While we anticipate a somewhat more challenged earnings environment later this year, we believe that corporate sector strength is likely to persist and continue to support the overall economic recovery. Overall, our outlook continues to call for a slow, gradual pace to the economic recovery and a generally positive environment for stock picking, barring any major geopolitical calamities.

October 2010

1.    Mid-cap stocks are represented by the Russell Mid Cap Index. Large cap stocks are represented by the Russell 1000 Index, which returned 10.75%

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Range Resources 0%, Brinks 0%, Hewitt Associates 0%, and Aon 0%. All holdings are subject to change without notice.

calvert mid cap value fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	7.08%
Five year	-1.37%
Since inception (10/1/2004)	1.10%

Class C Shares	(with max. load)
One year	10.26%
Five year	-1.39%
Since inception (4/1/2005)	-0.76%

Class I Shares
One year	13.19%
Five year	0.29%
Since inception (6/27/2005)	0.84%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with a broad based market index.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.00%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Small Cap Value	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$967.00	$8.33
Hypothetical	$1,000.00	$1,016.60	$8.54
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$962.20	$13.23
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$970.50	$4.54
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$982.80	$7.90
Hypothetical	$1,000.00	$1,017.10	$8.04
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$977.50	$12.84
Hypothetical	$1,000.00	$1,012.08	$13.06
(5% return per
year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value - Cont’d	4/1/10	9/30/10	4/1/10 - 9/30/10

Class I
Actual	$1,000.00	$985.60	$4.28
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per
year before expenses)

**Expenses are equal to the Fund’s annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund:

We have audited the accompanying statement of net assets of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund (collectively the Funds), each a series of The Calvert Impact Fund, Inc., as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

SMALL CAP VALUE FUND

STATEMENT OF NET ASSETS

september 30, 2010

Equity Securities - 98.8%	Shares	Value
Airlines - 0.9%
Allegiant Travel Co.	2,710	$114,687
Skywest, Inc.	23,678	330,545
		445,232

Biotechnology - 2.3%
PDL BioPharma, Inc.	216,768	1,140,200

Capital Markets - 2.4%
Apollo Investment Corp.	114,389	1,170,199

Chemicals - 0.8%
H.B. Fuller Co.	21,122	419,694

Commercial Banks - 13.8%
CVB Financial Corp.	102,841	772,336
First Citizens BancShares, Inc.	854	158,221
First Financial Bankshares, Inc.	3,403	159,907
FNB Corp.	47,897	409,998
Glacier Bancorp, Inc.	46,205	674,593
International Bancshares Corp.	33,166	560,174
Investors Bancorp, Inc.*	11,280	133,555
Park National Corp.	4,755	304,510
Prosperity Bancshares, Inc.	10,695	347,267
Trustmark Corp.	22,965	499,259
Umpqua Holdings Corp.	68,370	775,316
United Bankshares, Inc.	11,417	284,169
Webster Financial Corp.	73,811	1,296,121
Westamerica Bancorporation	7,695	419,300
		6,794,726

Commercial Services & Supplies - 3.5%
Deluxe Corp.	2,618	50,082
Herman Miller, Inc.	33,975	668,628
M&F Worldwide Corp.*	11,309	275,374
Mine Safety Appliances Co.	10,729	290,756
Unifirst Corp.	10,226	451,478
		1,736,318

Communications Equipment - 5.6%
Comtech Telecommunications Corp.*	77,837	2,128,842
EchoStar Corp.*	12,488	238,271
Loral Space & Communications, Inc.*	7,318	382,000
		2,749,113

Equity Securities - Cont’d	Shares	Value
Construction & Engineering - 2.3%
Insituform Technologies, Inc.*	27,701	$669,810
Tutor Perini Corp.*	23,083	463,738
		1,133,548

Consumer Finance - 1.9%
Credit Acceptance Corp.*	7,432	450,082
Nelnet, Inc.	22,216	508,302
		958,384

Diversified Telecommunication Services - 1.1%
Atlantic Tele-Network, Inc.	5,936	292,289
Global Crossing Ltd.*	19,958	256,660
		548,949

Electric Utilities - 1.1%
Portland General Electric Co.	26,008	527,442

Electronic Equipment & Instruments - 0.7%
IPG Photonics Corp.*	11,165	269,523
Sanmina-SCI Corp.*	7,418	89,610
		359,133

Energy Equipment & Services - 4.0%
Global Industries Ltd.*	151,422	828,278
Helix Energy Solutions Group, Inc.*	101,288	1,128,348
		1,956,626

Gas Utilities - 1.6%
Southwest Gas Corp.	24,014	806,630

Health Care Equipment & Supplies - 2.2%
Invacare Corp.	40,377	1,070,394

Health Care Providers & Services - 2.4%
Amedisys, Inc.*	49,346	1,174,435

Hotels, Restaurants & Leisure - 4.4%
PF Chang’s China Bistro, Inc.	38,609	1,783,736
Texas Roadhouse, Inc.*	28,016	393,905
		2,177,641

Household Durables - 2.6%
American Greetings Corp.	54,001	1,003,879
KB Home	24,650	279,284
		1,283,163

Insurance - 9.6%
MBIA, Inc.*	70,740	710,937
Platinum Underwriters Holdings Ltd.	43,134	1,877,192
Protective Life Corp.	34,936	760,207
RLI Corp.	12,121	686,291
Unitrin, Inc.	27,894	680,335
		4,714,962

Equity Securities - Cont’d	Shares	Value
Internet Software & Services - 1.5%
Earthlink, Inc.	80,908	$735,454

IT Services - 1.0%
TeleTech Holdings, Inc.*	34,308	509,131

Machinery - 6.2%
Barnes Group, Inc.	39,360	692,342
Briggs & Stratton Corp.	51,660	982,057
ESCO Technologies, Inc.	20,236	673,049
Robbins & Myers, Inc.	26,556	711,170
		3,058,618

Media - 1.4%
Scholastic Corp.	25,259	702,705

Metals & Mining - 4.7%
AMCOL International Corp.	21,501	563,111
Schnitzer Steel Industries, Inc.	18,370	886,904
Worthington Industries, Inc.	56,871	854,771
		2,304,786

Personal Products - 0.4%
Revlon, Inc.*	16,006	201,996

Pharmaceuticals - 1.8%
Par Pharmaceutical Co.’s, Inc.*	30,215	878,652

Professional Services - 1.5%
Corporate Executive Board Co.	23,162	730,993

Semiconductors & Semiconductor Equipment - 3.2%
Cabot Microelectronics Corp.*	26,308	846,591
Diodes, Inc.*	43,855	749,482
		1,596,073

Software - 1.8%
MicroStrategy, Inc.*	10,288	891,044

Specialty Retail - 2.9%
AnnTaylor Stores Corp.*	4,350	88,044
DSW, Inc.*	46,206	1,326,112
		1,414,156

Textiles, Apparel & Luxury Goods - 2.5%
Timberland Co.*	61,887	1,225,981

Thrifts & Mortgage Finance - 5.6%
Astoria Financial Corp.	87,930	1,198,486
NewAlliance Bancshares, Inc.	51,551	650,574
Northwest Bancshares, Inc.	83,211	931,131
		2,780,191

Equity Securities - Cont’d	Shares	Value
Trading Companies & Distributors - 1.1%
Aircastle Ltd.	63,462	$538,158
Applied Industrial Technologies, Inc.	505	15,453
		553,611

Total Equity Securities (Cost $48,669,319)		48,750,180

TOTAL INVESTMENTS (Cost $48,669,319) - 98.8%		48,750,180
Other assets and liabilities, net - 1.2%		597,145
Net Assets - 100%		$49,347,325

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with
250,000,000 of $0.01 par value shares authorized:
Class A: 2,235,606 shares outstanding		$34,893,505
Class C: 174,942 shares outstanding		2,744,670
Class I: 743,792 shares outstanding		13,864,082
Accumulated net realized gain (loss) on investments		(2,235,793)
Net unrealized appreciation (depreciation) on investments		80,861

Net Assets		$49,347,325

Net Asset Value Per Share:
Class A (based on net assets of $34,762,691)		$15.55
Class C (based on net assets of $2,583,492)		$14.77
Class I (based on net assets of $12,001,142)		$16.14

* Non-income producing security.

See notes to financial statements.

MID CAP VALUE FUND

STATEMENT OF NET ASSETS

september 30, 2010

Equity Securities - 98.9%	Shares	Value
Aerospace & Defense - 2.2%
Spirit AeroSystems Holdings, Inc.*	45,400	$904,822

Beverages - 1.8%
Dr Pepper Snapple Group, Inc.	20,900	742,368

Capital Markets - 6.1%
Federated Investors, Inc., Class B	54,475	1,239,851
Invesco Ltd.	58,050	1,232,401
		2,472,252

Computers & Peripherals - 2.5%
Lexmark International, Inc.*	22,900	1,021,798

Consumer Finance - 3.3%
Nelnet, Inc.	57,350	1,312,168

Diversified Financial Services - 2.8%
The NASDAQ OMX Group, Inc.*	57,150	1,110,424

Diversified Telecommunication Services - 3.2%
CenturyLink, Inc.	32,575	1,285,409

Electrical Equipment - 2.6%
General Cable Corp.*	38,625	1,047,510

Energy Equipment & Services - 7.7%
Bristow Group, Inc.*	29,375	1,059,850
FMC Technologies, Inc.*	15,225	1,039,715
Unit Corp.*	26,700	995,643
		3,095,208

Food Products - 3.9%
Del Monte Foods Co.	58,550	767,590
Hershey Co.	17,125	814,979
		1,582,569

Gas Utilities - 5.3%
Energen Corp.	21,900	1,001,268
Oneok, Inc.	24,900	1,121,496
		2,122,764

Health Care Providers & Services - 2.5%
CIGNA Corp.	27,675	990,211

Equity Securities - Cont’d	Shares	Value
Household Durables - 2.2%
Mohawk Industries, Inc.*	16,533	$881,209

Insurance - 11.5%
American Financial Group, Inc.	38,450	1,175,801
RenaissanceRe Holdings Ltd.	19,925	1,194,703
Torchmark Corp.	21,300	1,131,882
WR Berkley Corp.	42,525	1,151,152
		4,653,538

IT Services - 4.9%
Fiserv, Inc.*	17,525	943,196
Teradata Corp.*	26,500	1,021,840
		1,965,036

Leisure Equipment & Products - 2.1%
Polaris Industries, Inc.	13,150	856,065

Life Sciences - Tools & Services - 4.4%
Mettler-Toledo International, Inc.*	6,695	833,126
Waters Corp.*	13,350	944,913
		1,778,039

Media - 1.8%
Gannett Co., Inc.	59,550	728,297

Metals & Mining - 2.5%
Reliance Steel & Aluminum Co.	24,400	1,013,332

Oil, Gas & Consumable Fuels - 5.0%
EQT Corp.	30,975	1,116,958
Southwestern Energy Co.*	26,500	886,160
		2,003,118

Pharmaceuticals - 2.4%
Forest Laboratories, Inc.*	31,375	970,429

Real Estate Management & Development - 3.0%
Jones Lang LaSalle, Inc.	14,250	1,229,347

Semiconductors & Semiconductor Equipment - 2.0%
National Semiconductor Corp.	64,025	817,599

Specialty Retail - 6.0%
Advance Auto Parts, Inc.	14,925	875,799
GameStop Corp.*	38,050	749,966
The Gap, Inc.	43,225	805,714
		2,431,479

Textiles, Apparel & Luxury Goods - 2.0%
Hanesbrands, Inc.*	30,975	801,014

Equity Securities - Cont’d	Shares	Value
Trading Companies & Distributors - 2.7%
WESCO International, Inc.*	27,275	$1,071,635

Wireless Telecommunication Services - 2.5%
Syniverse Holdings, Inc.*	44,225	1,002,581

Total Equity Securities (Cost $38,480,647)		39,890,221

TOTAL INVESTMENTS (Cost $38,480,647) - 98.9%		39,890,221
Other assets and liabilities, net - 1.1%		451,976
Net Assets - 100%		$40,342,197

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 of $0.01 par value shares authorized:
Class A: 1,898,400 shares outstanding		$34,475,772
Class C: 168,774 shares outstanding		3,152,921
Class I: 449,168 shares outstanding		7,695,833
Accumulated net realized gain (loss) on investments		(6,391,903)
Net unrealized appreciation (depreciation) on investments		1,409,574

Net Assets		$40,342,197

Net Asset Value Per Share
Class A (based on net assets of $30,370,100)		$16.00
Class C (based on net assets of $2,568,377)		$15.22
Class I (based on net assets of $7,403,720)		$16.48

* Non-income producing security.

See notes to financial statements.

Statements of Operations
year ENDED september 30, 2010

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$687	$413
Dividend income	684,508	469,786
Total investment income	685,195	470,199

Expenses:
Investment advisory fee	380,929	246,805
Transfer agency fees and expenses	183,841	142,170
Administrative fees	108,887	84,750
Distribution Plan expenses:
Class A	91,001	71,671
Class C	23,307	25,179
Directors’ fees and expenses	6,206	4,653
Custodian fees	23,274	19,596
Registration fees	33,532	33,430
Reports to shareholders	29,928	34,568
Professional fees	25,086	24,298
Accounting fees	8,057	6,024
Miscellaneous	5,607	2,268
Total expenses	919,655	695,412
Reimbursement from Advisor:
Class A	(90,873)	(81,202)
Class C	(11,212)	(12,556)
Class I	(28,293)	(21,776)
Fees paid indirectly	(467)	(495)
Net expenses	788,810	579,383

Net Investment Income (Loss)	(103,615)	(109,184)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	11,012,596	5,111,424
Change in unrealized appreciation (depreciation)	(5,868,045)	(725,896)

Net Realized and Unrealized
Gain (Loss) on Investments	5,144,551	4,385,528

Increase (Decrease) in Net Assets
Resulting From Operations	$5,040,936	$4,276,344

See notes to financial statements.

Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	(103,615)	$1,072
Net realized gain (loss)	11,012,596	(7,341,852)
Change in unrealized appreciation (depreciation)	(5,868,045)	3,742,232
Increase (Decrease) in Net Assets
Resulting From Operations	5,040,936	(3,598,548)

Capital share transactions:
Shares sold:
Class A shares	11,633,159	13,705,647
Class C shares	1,001,891	550,658
Class I shares	1,018,278	3,268,292
Redemption fees:
Class A shares	744	2,599
Class C shares	108	40
Shares redeemed:
Class A shares	(14,509,808)	(8,484,351)
Class C shares	(477,741)	(258,701)
Class I shares	(2,727,539)	(4,039,188)
Total capital share transactions	(4,060,908)	4,744,996

Total Increase (Decrease) in Net Assets	980,028	1,146,448

Net Assets
Beginning of year	48,367,297	47,220,849
End of year (including undistributed net investment
income of $0 and $252, respectively)	$49,347,325	$48,367,297

Capital Share Activity
Shares sold:
Class A shares	774,579	1,143,559
Class C shares	69,680	47,008
Class I shares	65,553	288,120
Shares redeemed:
Class A shares	(947,915)	(722,967)
Class C shares	(34,086)	(22,709)
Class I shares	(175,560)	(340,570)
Total capital share activity	(247,749)	392,441

See notes to financial statements.

Mid Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($109,184)	$143,640
Net realized gain (loss) on investments	5,111,424	(6,036,325)
Change in unrealized appreciation (depreciation)	(725,896)	2,714,646

Increase (Decrease) in Net Assets
Resulting From Operations	4,276,344	(3,178,039)

Distributions to shareholders from:
Net investment income:
Class A shares	(89,549)	—
Class I shares	(53,763)	—
Total distributions	(143,312)	—

Capital share transactions:
Shares sold:
Class A shares	8,678,053	6,712,373
Class C shares	499,616	541,661
Class I shares	1,226,621	3,636,494
Reinvestment of distributions:
Class A shares	82,766	—
Class I shares	53,764	—
Redemption fees:
Class A shares	722	1,199
Class C shares	122	327
Shares redeemed:
Class A shares	(8,379,091)	(9,649,255)
Class C shares	(622,694)	(485,125)
Class I shares	(573,837)	(2,683,560)
Total capital share transactions	966,042	(1,925,886)

Total Increase (Decrease) in Net Assets	5,099,074	(5,103,925)

Net Assets
Beginning of year	35,243,123	40,347,048
End of year (including undistributed net investment income
of $0 and $143,316, respectively)	$40,342,197	$35,243,123

See notes to financial statements.

Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	563,195	559,745
Class C shares	33,686	46,634
Class I shares	77,906	303,501
Reinvestment of distributions:
Class A shares	5,389	—
Class I shares	3,416	—
Shares redeemed:
Class A shares	(551,011)	(807,525)
Class C shares	(42,799)	(43,637)
Class I shares	(36,853)	(227,844)
Total capital share activity	52,929	(169,126)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the “Funds”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class  has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year.  For additional information on the Funds’ policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2010:

Small Cap Value	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$48,750,180	—	—	$48,750,180
TOTAL	$48,750,180	—	—	$48,750,180

Mid Cap Value	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$39,890,221	—	—	$39,890,221
TOTAL	$39,890,221	—	—	$39,890,221

*For further breakdown of equity securities by industry, please refer to the Statements of Net Assets.

Repurchase Agreements:  The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund

Expense Offset Arrangements:  The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Funds’ cash on deposit with the bank. These credits are used to reduce the Funds’ expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements:  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $29,701 and $21,006 was payable at year end for Small Cap Value and Mid Cap Value, respectively. In addition, $12,283 and $10,531 was payable at year end for operating expenses paid by the Advisor during September 2010 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011.  For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $8,457 and $7,190 was payable at year end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund’s Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund’s average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $9,050 and $8,145 was payable at year end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $10,722 and $11,130 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $28,035 and $32,227 for the year ended September 30, 2010 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $2,311 and $2,676 was payable at year end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$84,161,224	$49,769,012
Sales	87,423,630	48,602,257

Capital Loss Carryforwards
Expiration Date	Small Cap Value	Mid Cap Value
30-Sep-17	$2,138,346	$6,295,413

Capital losses may be utilized to offset future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Mid Cap Value
Distributions paid from:	2010	2009
Ordinary income	$143,312	—
Total	$143,312	—

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Small Cap Value	Mid Cap Value
Unrealized appreciation	$1,839,684	$2,009,530
Unrealized (depreciation)	(1,856,271)	(696,446)
Net unrealized appreciation/(depreciation)	($16,587)	$1,313,084
Capital loss carryforward	($2,138,346)	($6,295,413)
Federal income tax cost of investments	$48,766,767	$38,577,137

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales for both Funds.

Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for Small Cap Value are due to investments in real estate investment trusts and net operating losses. The primary permanent differences causing such reclassification for Mid Cap Value are due to investments in partnerships, real estate investment trusts, and net operating losses.

	Small Cap Value	Mid Cap Value
Undistributed net investment income	$103,363	$109,180
Accumulated net realized gain (loss)	7,253	14,867
Paid in capital	(110,616)	(124,047)

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Funds under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Fund	Balance	Rate	Borrowed	Borrowed
Small Cap	$23,705	1.50%	$1,159,836	August 2010
Mid Cap	306	1.46%	111,574	March 2010

Note E - Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note F - Other

On July 29, 2010, the Board of Directors approved a resolution to reorganize the Calvert Mid Cap Value Fund into the Calvert Capital Accumulation Fund.  Shareholders of the Calvert Mid Cap Value Fund will be asked to vote on the reorganization and must approve it before any change may take place.

On July 29, 2010, the Board of Directors also approved, effective November 29, 2010 or thereafter, changes to the Calvert Small Cap Value Fund’s name, investment objective, investment strategy and benchmark, in connection with the Fund’s conversion from a small cap value fund to a small cap core fund. The Board further approved a reduction in the Fund’s management fees from 1.00% of the Fund’s average daily net assets to 0.95%, effective November 29, 2010 or thereafter.

Notice to Shareholders (Unaudited)

For the year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, MidCap Value designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. In addition, it designates 100% of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Small Cap Value Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$14.14	$15.61	$18.95
Income from investment operations:
Net investment income (loss)	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.47	(1.45)	(3.30)
Total from investment operations	1.41	(1.47)	(3.34)
Total increase (decrease) in net asset value	1.41	(1.47)	(3.34)
Net asset value, ending	$15.55	$14.14	$15.61
Total return*	9.97%	(9.42%)	(17.63%)
Ratios to average net assets: A
Net investment income (loss)	(.35%)	(.18%)	(.21%)
Total expenses	1.94%	2.09%	1.88%
Expenses before offsets	1.69%	1.70%	1.70%
Net expenses	1.69%	1.69%	1.69%
Portfolio turnover	174%	61%	62%
Net assets, ending (in thousands)	$34,763	$34,051	$31,035

	Years Ended
	September 30,	September 30,
Class A Shares	2007	2006
Net asset value, beginning	$17.19	$16.16
Income from investment operations:
Net investment income (loss)	.01	(.04)
Net realized and unrealized gain (loss)	1.75	1.08
Total from investment operations	1.76	1.04
Distributions from:
Net realized gain	—	(.01)
Total distributions	—	(.01)
Total increase (decrease) in net asset value	1.76	1.03
Net asset value, ending	$18.95	$17.19

Total return*	10.24%	6.43%
Ratios to average net assets: A
Net investment income (loss)	.03%	(.30%)
Total expenses	1.84%	1.98%
Expenses before offsets	1.72%	1.77%
Net expenses	1.69%	1.69%
Portfolio turnover	46%	63%
Net assets, ending (in thousands)	$42,407	$28,584

See notes to financial highlights.

Small Cap Value Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$13.55	$15.08	$18.50
Income from investment operations:
Net investment income (loss)	(.15)	(.12)	(.20)
Net realized and unrealized gain (loss)	1.37	(1.41)	(3.22)
Total from investment operations	1.22	(1.53)	(3.42)
Total increase (decrease) in net asset value	1.22	(1.53)	(3.42)
Net asset value, ending	$14.77	$13.55	$15.08

Total return*	9.00%	(10.15%)	(18.49%)
Ratios to average net assets: A
Net investment income (loss)	(1.28%)	(1.17%)	(1.21%)
Total expenses	3.17%	3.64%	3.22%
Expenses before offsets	2.69%	2.70%	2.70%
Net expenses	2.69%	2.69%	2.69%
Portfolio turnover	174%	61%	62%
Net assets, ending (in thousands)	$2,583	$1,889	$1,735

	Years Ended
	September 30,	September 30,
Class C Shares	2007	2006
Net asset value, beginning	$16.94	$16.09
Income from investment operations:
Net investment income (loss)	(.13)	(.12)
Net realized and unrealized gain (loss)	1.69	.98
Total from investment operations	1.56	.86
Distributions from:
Net realized gain	—	(.01)
Total distributions	—	(.01)
Total increase (decrease) in net asset value	1.56	.85
Net asset value, ending	$18.50	$16.94

Total return*	9.21%	5.34%
Ratios to average net assets: A
Net investment income (loss)	(.96%)	(1.29%)
Total expenses	3.29%	6.11%
Expenses before offsets	2.72%	2.77%
Net expenses	2.69%	2.69%
Portfolio turnover	46%	63%
Net assets, ending (in thousands)	$2,095	$734

See notes to financial highlights.

Small Cap Value Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$14.56	$15.94	$19.31
Income from investment operations:
Net investment income	.08	.08	.08
Net realized and unrealized gain (loss)	1.50	(1.46)	(3.35)
Total from investment operations	1.58	(1.38)	(3.27)
Distributions from:
Net investment income	—	—	(.10)
Total distributions	—	—	(.10)
Total increase (decrease) in net asset value	1.58	(1.38)	(3.37)
Net asset value, ending	$16.14	$14.56	$15.94
Total return*	10.85%	(8.66%)	(17.01%)
Ratios to average net assets: A
Net investment income	.44%	.60%	.58%
Total expenses	1.16%	1.16%	1.11%
Expenses before offsets	.92%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	174%	61%	62%
Net assets, ending (in thousands)	$12,001	$12,428	$14,450

	Years Ended
	September 30,	September 30,
Class I Shares	2007	2006
Net asset value, beginning	$17.38	$16.22
Income from investment operations:
Net investment income	.11	.06
Net realized and unrealized gain (loss)	1.82	1.11
Total from investment operations	1.93	1.17
Distributions from:
Net realized gain	—	(.01)
Total distributions	—	(.01)
Total increase (decrease) in net asset value	1.93	1.16
Net asset value, ending	$19.31	$17.38

Total return*	11.10%	7.21%
Ratios to average net assets: A
Net investment income	.80%	.49%
Total expenses	1.14%	1.50%
Expenses before offsets	.95%	1.00%
Net expenses	.92%	.92%
Portfolio turnover	46%	63%
Net assets, ending (in thousands)	$13,145	$5,136

See notes to financial highlights.

Mid Cap Value Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$14.28	$15.32	$20.45
Income from investment operations:
Net investment income (loss)	(.05)	.05	(.03)
Net realized and unrealized gain (loss)	1.82	(1.09)	(4.62)
Total from investment operations	1.77	(1.04)	(4.65)
Distributions from:
Net investment income	(.05)	—	—
Net realized gain	—	—	(.48)
Total distributions	(.05)	—	(.48)
Total increase (decrease) in net asset value	1.72	(1.04)	(5.13)
Net asset value, ending	$16.00	$14.28	$15.32
Total return*	12.41%	(6.79%)	(23.26%)
Ratios to average net assets: A
Net investment income (loss)	(.35%)	.41%	(.16%)
Total expenses	1.87%	2.00%	1.72%
Expenses before offsets	1.59%	1.60%	1.61%
Net expenses	1.59%	1.59%	1.59%
Portfolio turnover	133%	40%	49%
Net assets, ending (in thousands)	$30,370	$26,867	$32,611

	Years Ended
	September 30,	September 30,
Class A Shares	2007	2006
Net asset value, beginning	$18.39	$17.16
Income from investment operations:
Net investment income (loss)	(.02)	.04
Net realized and unrealized gain (loss)	2.26	1.42
Total from investment operations	2.24	1.46
Distributions from:
Net investment income	(.03)	—
Net realized gain	(.15)	(.23)
Total distributions	(.18)	(.23)
Total increase (decrease) in net asset value	2.06	1.23
Net asset value, ending	$20.45	$18.39
Total return*	12.24%	8.60%
Ratios to average net assets: A
Net investment income (loss)	(.11%)	.27%
Total expenses	1.66%	1.76%
Expenses before offsets	1.62%	1.67%
Net expenses	1.59%	1.59%
Portfolio turnover	43%	37%
Net assets, ending (in thousands)	$46,486	$34,010

See notes to financial highlights.

Mid Cap Value Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$13.68	$14.82	$20.00
Income from investment operations:
Net investment income (loss)	(.20)	(.06)	(.22)
Net realized and unrealized gain (loss)	1.74	(1.08)	(4.48)
Total from investment operations	1.54	(1.14)	(4.70)
Distributions from:
Net realized gain	—	—	(.48)
Total distributions	—	—	(.48)
Total increase (decrease) in net asset value	1.54	(1.14)	(5.18)
Net asset value, ending	$15.22	$13.68	$14.82

Total return*	11.26%	(7.69%)	(24.04%)
Ratios to average net assets: A
Net investment income (loss)	(1.35%)	(.58%)	(1.17%)
Total expenses	3.09%	3.33%	2.82%
Expenses before offsets	2.59%	2.60%	2.61%
Net expenses	2.59%	2.59%	2.59%
Portfolio turnover	133%	40%	49%
Net assets, ending (in thousands)	$2,568	$2,434	$2,591

	Years Ended
	September 30,	September 30,
Class C Shares	2007	2006
Net asset value, beginning	$18.13	$17.09
Income from investment operations:
Net investment income (loss)	(.11)	(.08)
Net realized and unrealized gain (loss)	2.13	1.35
Total from investment operations	2.02	1.27
Distributions from:
Net realized gain	(.15)	(.23)
Total distributions	(.15)	(.23)
Total increase (decrease) in net asset value	1.87	1.04
Net asset value, ending	$20.00	$18.13

Total return*	11.17%	7.51%
Ratios to average net assets: A
Net investment income (loss)	(1.09%)	(.66%)
Total expenses	2.86%	4.44%
Expenses before offsets	2.62%	2.67%
Net expenses	2.59%	2.59%
Portfolio turnover	43%	37%
Net assets, ending (in thousands)	$3,636	$1,366

See notes to financial highlights.

Mid Cap Value Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$14.68	$15.63	$20.74
Income from investment operations:
Net investment income	.05	.14	.08
Net realized and unrealized gain (loss)	1.88	(1.09)	(4.71)
Total from investment operations	1.93	(.95)	(4.63)
Distributions from:
Net investment income	(.13)	—	—
Net realized gain	—	—	(.48)
Total distributions	(.13)	—	(.48)
Total increase (decrease) in net asset value	1.80	(.95)	(5.11)
Net asset value, ending	$16.48	$14.68	$15.63

Total return*	13.19%	(6.08%)	(22.83%)
Ratios to average net assets: A
Net investment income	.38%	1.13%	.63%
Total expenses	1.18%	1.25%	1.21%
Expenses before offsets	.86%	.87%	.88%
Net expenses	.86%	.86%	.86%
Portfolio turnover	133%	40%	49%
Net assets, ending (in thousands)	$7,404	$5,943	$5,145

	Years Ended
	September 30,	September 30,
Class I Shares	2007	2006
Net asset value, beginning	$18.57	$17.20
Income from investment operations:
Net investment income	.08	.13
Net realized and unrealized gain (loss)	2.33	1.47
Total from investment operations	2.41	1.60
Distributions from:
Net investment income	(.09)	—
Net realized gain	(.15)	(.23)
Total distributions	(.24)	(.23)
Total increase (decrease) in net asset value	2.17	1.37
Net asset value, ending	$20.74	$18.57

Total return*	13.05%	9.40%
Ratios to average net assets: A
Net investment income	.63%	1.18%
Total expenses	1.34%	2.54%
Expenses before offsets	89%	.94%
Net expenses	.86%	.86%
Portfolio turnover	43%	37%
Net assets, ending (in thousands)	$3,250	$1,670

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

basis for board’s approval of investment advisory contract

At a meeting held on September 14, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve an Investment Subadvisory Agreement (the “Subadvisory Agreement”) between the Advisor and New Amsterdam Partners LLC (“New Amsterdam”) with respect to the Calvert Mid Cap Value Fund (the “Fund”) in connection with the proposed merger of the Fund into the Calvert Capital Accumulation Fund.  Management recommended terminating the current Investment Subadvisory Agreement between the Advisor and the Fund’s current subadvisor and approving the Subadvisory Agreement with New Amsterdam.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Subadvisory Agreement.  Prior to voting, the disinterested Directors reviewed the proposed approval of the Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Subadvisory Agreement, the disinterested Directors took into account certain information and materials that they received in connection with the Board’s approval of the Investment Subadvisory Agreement between the Advisor and New Amsterdam with respect to Calvert Capital Accumulation Fund during the most recent annual contract review.  These materials included information relating to New Amsterdam’s operations, personnel, investment philosophy, strategies and techniques.  The materials also included biographical information on New Amsterdam’s portfolio management and other professional staff, performance information for New Amsterdam, and descriptions of New Amsterdam’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.  The Board also took into account similar information provided throughout the previous year by the Advisor and New Amsterdam as well as the Board’s familiarity with New Amsterdam’s personnel through Board of Directors’ meetings, discussions and other reports.  The Board noted that New Amsterdam was expected to continue to manage the Fund utilizing the same investment strategies and criteria followed by the Fund’s current subadvisor until the Fund was merged into Calvert Capital Accumulation Fund.

The Board approved the Subadvisory Agreement between the Advisor and New Amsterdam with respect to the Fund based on a number of factors relating to New Amsterdam’s ability to perform under the Subadvisory Agreement.  In the course of its deliberations, the Board evaluated, among other factors:  the nature, extent and the quality of the services to be provided by New Amsterdam; New Amsterdam’s management style and long-term performance record; the Fund’s performance record; Calvert Capital Accumulation Fund’s performance record and New Amsterdam’s performance in employing its investment strategies; New Amsterdam’s current level of staffing and its overall resources; the qualifications and experience of New Amsterdam’s personnel; New Amsterdam’s financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; New Amsterdam’s compliance systems, including those related to personal investing; and any disciplinary history.  Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by New Amsterdam under the Subadvisory Agreement.

In considering the Fund’s performance, the Board noted that it received on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board also considered performance information for the Fund and the Calvert Capital Accumulation Fund for the one-, three-, and five-year periods ended May 31, 2010 and since inception period.  The Board noted that the Calvert Capital Accumulation Fund had outperformed the Fund for each of these periods.  The Board also took into account the proposed merger of the Fund into the Calvert Capital Accumulation Fund.  Based on this review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the cost of services to be provided by New Amsterdam and the estimated profitability to New Amsterdam of its relationship with the Fund, the Board noted that the proposed subadvisory fee under the Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement between the Fund and the Advisor.  The Board also noted that the proposed subadvisory fee under the Subadvisory Agreement was identical to the subadvisory fee under the current Investment Subadvisory Agreement with the Fund’s current subadvisor.  The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm’s length.  Based upon its review, the Board determined that the proposed subadvisory fee under the Subadvisory Agreement was reasonable.  Because the Advisor would pay New Amsterdam’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by New Amsterdam and the estimated profitability to New Amsterdam of its relationship with the Fund were not material factors in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in New Amsterdam’s management of the Fund to be a material factor in its consideration.

In approving the Subadvisory Agreement with respect to the Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Subadvisory Agreement with respect to the Fund, among others:  (a) New Amsterdam is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (b) New Amsterdam maintains appropriate compliance programs; (c) New Amsterdam is likely to execute its investment strategies consistently over time; (d) appropriate action is being taken with respect to the Fund’s performance; and (e) the Fund’s proposed subadvisory fee is reasonable in relation to those of similar funds and to the services to be provided by New Amsterdam.  Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

Director and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Group

c/o BFDS,

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Kansas City, MO 64105

Web Site

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impact fund

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Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Solution StrategiesTM

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Annual Report

September 30, 2010

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TABLE
OF CONTENTS

1         President’s Letter

4         SRI Update

6         Portfolio Management Discussion

16       Shareholder Expense Example

19       Report of Independent Registered Public  Accounting Firm

20       Schedules of Investments

25       Statements of Assets and Liabilities

27       Statements of Operations

28       Statements of Changes in Net Assets

31       Notes to Financial Statements

39       Financial Highlights

44       Explanation of Financial Tables

46       Proxy Voting and Availability of Quarterly Portfolio Holdings

46       Basis for Board’s Approval of Investment Advisory Contracts

49       Director and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

October 2010

sri

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Finally, Calvert filed shareholder resolutions on behalf of the Calvert Global Water Fund during the 2010 proxy season that asked Aqua America and Valmont to begin reporting or improve existing reporting on sustainability issues. Valmont agreed, so the resolution was successfully withdrawn. At Aqua America, 31% of voting shareholders supported the resolution.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1.   As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. Aqua America 3.85% of Calvert Global Water Fund and Valmont 1.99% of Calvert Global Water Fund. All holdings are subject to change without notice.

Alternative

Energy fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/10	9/30/10
Class A	-8.67%	-21.34%
Class C	-9.20%	-22.12%
Class I	-8.55%	-21.02%
Ardour Global Alternative Energy Index (Composite)	-9.00%	-16.43%
Lipper Global Natural Resources Funds Average	-2.48%	3.38%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	1.7%
Consumer Staples	2.0%
Energy	0.7%
Industrials	44.5%
Information Technology	16.3%
Materials	7.8%
Utilities	27.0%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Iberdrola Renovables SA	4.9%
SMA Solar Technology AG	4.8%
First Solar, Inc.	4.4%
Wacker Chemie AG	4.3%
MEMC Electronic Materials, Inc.	4.2%
Vestas Wind Systems A/S	3.7%
Renesola Ltd. (ADR)	3.5%
Scottish & Southern Energy plc	3.3%
La séchilienne-Sidec SA	3.2%
SIG plc	3.1%
Total	39.4%

*  Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum  4.75% front-end sales charge or any deferred   sales charge.

Portfolio Management Discussion

Jens Peers

of Kleinwort Benson Investors-Dublin

Performance

Calvert Global Alternative Energy Fund Class A shares (at NAV) returned -21.34% for the 12-month period ended September 30, 2010. The Ardour Global Alternative Energy Index returned -16.43%. Weak sub-sector selection was the primary reason for the Fund’s underperformance.

Investment Climate

While the past 12 months was a volatile period for the markets, global equities rose 7% in U.S.-dollar terms, largely due to a gain of nearly 10% in September 2010.1 The global economy seemed to be emerging from recession toward the end of 2009. Then, weakening economic data in the second quarter of 2010 made the recovery’s sustainability uncertain.  However, it appeared to be back on the track by period-end, although persistent headwinds continued to create market volatility.

Several notable events caused alternative energy stocks to underperform for the period, including worries about subsidy cuts for alternative energy in Germany and Spain, the delay in passing a new U.S. energy law that would provide long-term support for alternative energy companies, concerns about the PIGS (Portugal, Italy, Greece and Spain) countries’ ability to repay their sovereign debt (approximately 20% of Fund holdings are listed in these countries), and a slowdown in Wind installation growth. While the U.S. income tax credit for alternative energy has stimulated new orders for the second half of 2010, we still expect Wind installations to drop by over 30% compared with the same period last year.

Among the sub-sectors of Alternative Energy, Energy Efficiency gained nearly 20% during the reporting period thanks to U.S. stimulus efforts in 2009. Also, many Solar companies solidly beat expectations for their second quarter 2010 results. The volume of capacity growth in Germany, the world’s largest Solar market, also surprised on the upside.

However, the Wind sub-sector fell more than 40% during the reporting period as a combination of events compounded the negative sentiment toward the sub-sector. These events include those cited above as well as disappointing corporate earnings from bellwether stocks such as Vestas, Hansen Transmissions, and Iberdrola Renovables. Also, as end customers delayed exploring new research and development sales in the current economic environment, Fuel Cells stocks fell more than 60%.

Portfolio Strategy

While the Fund’s stock selection was strong, relatively weak sub-sector allocation caused the Fund to underperform. Over the course of the reporting period, we have reduced our allocation to the Wind sub-sector while increasing exposure to Solar and Energy Efficiency.

Sector Selection

The Fund’s underweight position in Energy Efficiency by about 10% relative to the benchmark hurt its relative performance the most. High valuations kept us from increasing the Fund’s exposure early on, but we selectively added to our position as the valuations improved--investing in companies such as Cree, an LED lighting company, and Itron, a leading utility meter manufacturer. We also bought Prysmian, a cabling company that installs underwater lines to offshore wind farms. All three holdings represent our bias towards smart grid technology and the conversion of alternative energy sources into the grid infrastructure in coming years.

The expected benefits for Wind stocks from moves by the U.S. and Chinese governments in 2009 did not materialize in the 12-month reporting period. As a result, our approximately 10% overweight to this sub-sector detracted from performance. After a surprise profit warning from Vestas late in the period, we reduced the Fund’s Wind allocation.

As the worst-performing sub-sector for the period, the nearly 5% overweight to Fuel Cells hampered the Fund’s performance as well. Our overweight position is derived from two high-conviction exposures, Ceramic Fuel Cells and Johnson Matthey. We continue to have confidence in both companies’ management and technologies.

As noted previously, we increased the Fund’s exposure to Solar last fall due to expected increases in demand in 2010--and we have seen positive indications for demand through 2011. We favor upstream polysilicon manufacturers such as MEMC and Wacker Chemie, as well as low-cost Asian manufacturers such as Renesola.

Stock Selection

Stock selection was strongest in the Solar and Fuel Cell sub-sectors. Solar stocks that performed well included Renesola and JA Solar, two low-cost Chinese cell and wafer manufacturers we bought earlier this year. Wacker Chemie rose about 20% due to robust polysilicon pricing and strong execution.2 The company is the second-largest global polysilicon producer in the world and a core holding for the Fund, although it is not held by the benchmark.

While the Fuel Cells sub-sector performed poorly, stock selection within it contributed significantly to performance. Johnson Matthey gained almost 30% from positive sentiment--the result of publishing its twice yearly update on platinum markets--and  improved demand in its Environmental Division.

Vestas drove the bulk of stock selection benefits for the Wind sector, despite the company announcing weak second-quarter results and surprise cuts in its revenue and operating profit margin forecast. Meanwhile, orders remain strong and it’s gaining market share. We trimmed the Fund’s exposure to the stock, but since Vestas is a technology leader with a strong portfolio of products and global reach, it remains a key holding in the Fund, but in an underweight relative to the Ardour Global Alternative Energy Index.

Outlook

We believe the global economy is on the path to recovery, which would raise energy prices and  renew Utilities’ demand for alternative energy sources.  We expect the coming months to provide more certainty about its sustainability.

We will be watching third-quarter corporate earnings very closely.  We’re especially interested in indicators of demand for solar modules in the first quarter of 2011, which will help us gauge volume and pricing levels for next year. Vestas’ results will be particularly important for the Wind sub-sector, as investors look for reassurance that they’ll achieve their 2010 numbers.

Analysts expect that China’s five-year plan will be announced in early 2011 and will double the expected funding for environmental areas, which would upgrade its long-term targets for Wind power and boost smart grid infrastructure as well.

The Alternative Energy sector will continue to be affected by pending regulatory decisions in various countries and news about new equipment orders. While we do not expect the United States to pass an energy bill in 2010, we believe it will next year--with energy mix targets that will ensure long-term demand for alternative energy  equipment and services.

Overall, despite the challenges of the past year, the long-term drivers for Alternative Energy continue to signal rising demand and deployment of renewable energy around the world. Also, we think alternative energy stocks are trading at attractive valuations relative to their growth prospects.

October 2010

1. Return for the Morgan Stanley Capital International (MSCI) World Index for the 12-month period ended September 30, 2010.

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Vestas 3.70%, Hansen Transmissions 2.89%, Iberdrola 4.94%, Cree 2.83%, Itron 2.35%, Prysmian 2.92%, Ceramic Fuel Cells 2.58%, Johnson Matthey 2.06%, MEMC 4.23%, Wacker Chemie 4.33%, Renesola 3.46%, and JA Solar 0.78%.  All holdings are subject to change without notice.

calvert Global
Alternative

Energy fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-25.07%
Since inception (5/31/2007)	-17.71%

Class C Shares	(with max. load)
One year	-22.90%
Since inception (7/31/2007)	-19.13%

Class I Shares
One year	-21.02%
Since inception (5/31/2007)	-16.13%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.37%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

calvert global water

fund

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/10	9/30/10
Class A	-2.35%	5.50%
Class C	-2.83%	4.51%
Class Y	-2.15%	5.84%
Janney Global Water Index	-0.15%	8.18%
Lipper Global Natural Resources Funds Average	-2.48%	3.38%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	0.4%
Health Care	2.9%
Industrials	44.3%
Information Technology	7.7%
Materials	5.9%
Utilities	38.8%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
American Water Works Co., Inc.	4.5%
Severn Trent plc	4.4%
Pentair, Inc.	4.3%
United Utilities Group plc	4.2%
Kurita Water Industries Ltd.	4.0%
Agilent Technologies, Inc.	3.9%
Danaher Corp.	3.9%
Aqua America, Inc.	3.8%
Tetra Tech, Inc.	3.6%
Pennon Group plc	3.5%
Total	40.1%

*  Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Jens Peers

of Kleinwort Benson Investors-Dublin

Calvert Global Water Fund Class A shares (at NAV) returned 5.50% for the 12-month period ended September 30, 2010, compared with 8.18% for the Janney Global  Water Index. Stock selection helped boost performance, but sector selection effects offset that benefit.

Investment Climate

While the past year was a volatile one for the markets, global equities rose 7% in U.S.-dollar terms, largely due to a gain of nearly 10% in September 2010.1  Despite the ups and downs, corporate balance sheets remained in exceptionally strong shape and the corporate sector seemed to be growing more confident about deploying this cash.

The global economy seemed to be emerging from recession toward the end of 2009. However, weakening economic data in the second quarter of 2010 once again called the sustainability of economic recovery into question. The global economy appeared to be back on the path to recovery by period-end, although persistent headwinds continued to create market volatility.

The Water Utility sector outperformed the Water Technology and Water Infrastructure sectors during the 12-month period, primarily due to its more defensive characteristics amid a volatile market. However, the sector also benefited from strong gains in the share price of U.K. and U.S. utility companies, which experienced or were expected to experience water rate increases. At the end of July 2010, a consortium of infrastructure and electric companies on the Hong Kong stock exchange launched a bid for EDF Energy’s regulated  electricity networks in the United Kingdom, which refocused the market on the current valuations of the U.K. Utility sector and highlighted the attractiveness of regulated businesses to infrastructure funds.

The California water crisis became a dominant political issue for the state this year and is a prime example of the water challenges developed markets face.  The California Water Bond referendum, which included federal funding of up to $11 billion for the state’s infrastructure, was scheduled to be on voters’ ballots in November. However, several unpopular components forced the state to push the vote back to 2012.

The Deepwater Horizon oil spill in the Gulf of Mexico was another notable event. While it was not a significant driver of performance for the Water sector as a whole, the magnitude of the environmental disaster has direct implications for water companies.

Portfolio Strategy

We maintained the Fund’s bias toward the more cyclical Water Infrastructure sector during the initial months of 2010, although changes were made at the stock level.  For example, we participated in public offerings of Duoyuan Global Water, a water treatment equipment supplier, and Canada’s Pure Technologies, which focuses on leak detection solutions, during the first quarter. Duoyuan also helped boost our exposure to Asia--specifically to the Chinese market and its growing government spending on environmental budgets.  We have since sold Duoyuan due to governance concerns. Pure Technologies is a high quality company and we believe that it is at a tipping point in its growth phase.

Stock selection was positive within the Infrastructure sector, in large part because the Fund did not hold poor performers such as ITT (due to environmental, social, and governance criteria) and pipe manufacturer Wavin Group.  Positions in Roper (up 28%), Pentair (16%) and Arcadis (26%) also benefited the Fund--neither Roper nor Arcadis are represented in the Index.2 All three holdings reflect our bias toward higher-quality companies.

While the Index has a 50% allocation to Water Utilities, we would not be comfortable with an allocation that high unless the economic environment greatly deteriorated. Therefore, we had an underweight to Utilities, which was a slight negative for the Fund.  We also did not hold Southwest Water, which gained more than 125% during the year, largely due to the fact it was acquired.

Key positives were an overweight to American Water Works and underweight to France’s Veolia, which declined sharply due to the cyclical nature of its waste management activities.  However, we recently increased our exposure to Veolia because we believe its valuation and yield support is attractive.

In the Water Technology sector,  good performance from out-of-benchmark stocks Agilent (up 19%), Nitto Denko (29%), and Millipore (51%) all helped performance. An underweight to Consolidated Water benefited the Fund as well, as it fell more than 40% due to concerns about the Carribbean desalination market.  In the latter part of the period, we reduced the Fund’s Water Technology exposure by trimming stocks with a more cyclical bias, such as Agilent and Nitto Denko.

Throughout the 12-month period, the Fund’s sector exposures reflected our outlook for the global economic environment--and they ended the period largely the same as when it started.

Outlook

We continue to believe the global economy is on the path to recovery but the headwinds that persist will cause more volatility in the short term. We will continue to look for ways to take advantage of this and move into more attractive opportunities as valuations overshoot or reach our expectations sooner than expected.

Analysts expect that China’s five-year plan will be announced in early 2011 and will double the expected funding for environmental areas, with wastewater and infrastructure among the big recipients. This is a key factor underpinning the pure-play Asian theme running through the portfolio.

Third-quarter earnings will be important for the broad Water sector, and we will be watching closely to ensure demand is returning and water projects are being sustained. We also believe a pick-up in merger and acquisition activity will be a strong feature of the Water sector as financially strong companies seize the opportunity to acquire weaker ones at depressed prices, which is good for the Fund.

A pull-back in Technology and Infrastructure provided us with attractive levels to build our exposure to the Water Utilities sector. We continue to be comfortable with the underlying fundamentals of our core holdings, and some companies are even managing to exceed previous peak operating margins on significantly lower revenues.

The fund remains biased toward quality with a focus on strong balance sheets, high returns, sustainable competitive advantages,  and attractive valuations.  We are also confident the long-term thematic drivers of water infrastructure investment remain intact and that key water market indicators, such as municipal bond issuance, continue to move in the right direction.

October 2010

1. Returns are for the Morgan Stanley Capital International (MSCI) World Index for the 12-month period ended September 30, 2010.

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: EDF Energy 0%, Duoyuan Global Water 0%, Pure Technologies 0.59%, ITT 0%, Wavin 0%, Roper 2.04%, Pentair 4.41%, Arcadis 1.99%, American Water Works 4.60%, Veolia 3.06%, Agilent 4.05%, Nitto Denko 1.05%, Millipore 0%, and Consolidated Water 0%.  All holdings are subject to change without notice.

calvert global water fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	0.49%
Since inception (9/30/2008)	-0.27%

Class C Shares	(with max. load)
One year	3.51%
Since inception (9/30/2008)	1.20%

Class Y Shares
One year	5.84%
Since inception (9/30/2008)	2.30%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 5.78%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Global Alternative Energy	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$913.30	$8.87
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$908.00	$13.63
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$914.50	$6.72
Hypothetical	$1,000.00	$1,018.05	$7.08
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85% and 1.40% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Global Water	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$976.50	$9.17
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$971.70	$14.09
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$978.50	$7.94
Hypothetical	$1,000.00	$1,017.05	$8.09
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85% and 1.60% for Class A, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Global Alternative Energy Fund and Calvert Global Water Fund:

We have audited the accompanying statements of assets and liabilities of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the Funds), each a series of The Calvert Impact Fund, Inc., including the schedules of investments, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from September 30, 2008 (inception) through September 30, 2008 for the Calvert Global Water Fund, and the financial highlights for each of the years in the three-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007 for the Calvert Global Alternative Energy Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund as of September 30, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

global alternative energy fund

schedule of investments

september 30, 2010

Equity Securities - 99.8%	Shares	Value
Australia - 3.2%
Ceramic Fuel Cells Ltd.*	28,083,203	$4,858,930
Infigen Energy	1,700,406	1,204,681
		6,063,611

Austria - 1.7%
Verbund AG	90,141	3,224,164

Belgium - 3.3%
4Energy Invest NV*	206,838	759,509
Hansen Transmissions International NV*	7,257,415	5,433,632
		6,193,141

Brazil - 2.0%
Cosan Ltd.	330,900	3,835,131

Canada - 0.4%
Ballard Power Systems, Inc.*	447,500	752,028

Chile - 1.0%
Enersis SA (ADR)	81,896	1,925,375

China - 7.4%
China Hydroelectric Corp. (ADR):
Common Stock*	98,800	578,968
Warrants (strike price $15.00/share, expires 1/25/14)*	98,800	49,400
China Longyuan Power Group Corp.*	1,715,000	1,701,630
JA Solar Holdings Co. Ltd. (ADR)*	157,900	1,473,207
Renesola Ltd. (ADR)*	520,564	6,507,050
Trina Solar Ltd. (ADR)*	116,200	3,506,916
		13,817,171

Denmark - 4.1%
Greentech Energy Systems A/S*	195,552	756,577
Vestas Wind Systems A/S*	185,105	6,958,898
		7,715,475

France - 3.2%
La séchilienne-Sidec SA	215,694	5,960,748

Germany - 12.5%
Centrotherm Photovoltaics AG*	19,106	801,612
Manz Automation AG*	14,243	958,839
Phoenix Solar AG	10,965	391,898
REpower Systems AG*	7,876	1,199,137
Roth & Rau AG*	76,751	1,826,674

Equity Securities - Cont’d	Shares	Value
Germany - Cont’d
SMA Solar Technology AG	80,901	$8,915,356
Solar Millennium AG*	46,462	1,207,213
Wacker Chemie AG	44,247	8,144,812
		23,445,541

Hong Kong - 1.8%
China High Speed Transmission Equipment Group Co. Ltd.	1,542,000	3,354,031

Italy - 4.2%
Actelios SpA	143,990	487,608
Landi Renzo SpA	381,905	1,938,626
Prysmian SpA	301,273	5,490,400
		7,916,634

South Korea - 2.5%
Taewoong Co. Ltd.	89,304	4,714,844

Spain - 12.2%
Acciona SA	42,894	3,614,489
EDP Renovaveis SA*	806,648	4,552,722
Gamesa Corp. Tecnologica SA*	787,213	5,497,582
Iberdrola Renovables SA	2,802,613	9,292,569
		22,957,362

Sweden - 0.3%
Opcon AB*	161,184	500,146

United Arab Emirates - 0.7%
Lamprell plc	223,793	1,254,543

United Kingdom - 8.8%
ITM Power plc*	1,390,219	699,737
Johnson Matthey plc	139,662	3,870,664
Scottish & Southern Energy plc	347,550	6,111,678
SIG plc*	3,854,847	5,820,760
		16,502,839

United States - 30.5%
American Superconductor Corp.*	134,620	4,186,682
Applied Materials, Inc.	160,963	1,880,048
Calgon Carbon Corp.*	129,704	1,880,708
Covanta Holding Corp.	222,600	3,505,950
Cree, Inc.*	98,272	5,335,187
First Solar, Inc.*	55,597	8,192,218
FuelCell Energy, Inc.*	610,905	751,413
GT Solar International, Inc.*	87,408	731,605
Itron, Inc.*	72,348	4,429,868
MEMC Electronic Materials, Inc.*	667,207	7,953,107
NextEra Energy, Inc.	103,732	5,641,984

Equity Securities - Cont’d	Shares	Value
United States - Cont’d
Ormat Technologies, Inc.	157,873	$4,605,156
STR Holdings, Inc.*	34,648	746,318
SunPower Corp.*	206,458	2,972,995
Tetra Tech, Inc.*	205,760	4,314,787
		57,128,026

Total Equity Securities (Cost $210,539,103)		187,260,810

TOTAL INVESTMENTS (Cost $210,539,103) - 99.8%		187,260,810
Other assets and liabilities, net - 0.2%		301,248
Net Assets - 100%		$187,562,058

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipts

See notes to financial statements.

global water fund

schedule of investments

september 30, 2010

Equity Securities - 95.4%	Shares	Value
Australia - 0.8%
Crane Group Ltd.	39,267	$309,987

Canada - 2.0%
Pure Technologies Ltd.*	55,627	225,869
Stantec, Inc.*	21,396	566,777
		792,646

China - 1.5%
China Valves Technology, Inc.*	43,300	336,008
Tri-Tech Holding, Inc.*	21,356	225,306
		561,314

France - 5.9%
Suez Environnement SA	62,325	1,148,525
Veolia Environnement	44,244	1,162,520
		2,311,045

Hong Kong - 1.7%
China Everbright International Ltd.	1,331,000	665,457

Italy - 3.7%
ACEA SpA*	36,219	408,101
Hera SpA	540,628	1,028,621
		1,436,722

Japan - 7.1%
Kurita Water Industries Ltd.	56,500	1,567,040
Nitto Denko Corp.	10,200	398,647
Torishima Pump Manufacturing Co. Ltd.	48,500	779,112
		2,744,799

Netherlands - 1.9%
Arcadis NV	33,757	754,523

South Korea - 0.4%
Woongjin Coway Co. Ltd.	4,320	168,216

Sweden - 0.5%
Cardo AB	5,400	196,683

Switzerland - 2.5%
Geberit AG	5,449	972,193

Equity Securities - Cont’d	Shares	Value
United Kingdom - 14.2%
Halma plc	63,529	$316,262
Northumbrian Water Group plc	90,630	474,128
Pennon Group plc	150,514	1,376,664
Severn Trent plc	83,031	1,712,160
United Utilities Group plc	182,181	1,641,946
		5,521,160

United States - 53.2%
Agilent Technologies, Inc.*	46,103	1,538,457
American States Water Co.	16,462	589,010
American Water Works Co., Inc.	75,189	1,749,648
Aqua America, Inc.	71,794	1,464,598
Arch Chemicals, Inc.	6,726	236,015
Calgon Carbon Corp.*	54,460	789,670
California Water Service Group	36,975	1,366,226
Danaher Corp.	37,584	1,526,286
Dionex Corp.*	12,286	1,062,002
Flowserve Corp.	7,230	791,106
Franklin Electric Co., Inc.	8,561	283,883
IDEX Corp.	32,694	1,160,964
Insituform Technologies, Inc.*	28,573	690,895
Itron, Inc.*	12,699	777,560
Met-Pro Corp.	9,299	93,827
Nalco Holding Co.	30,351	765,149
Pall Corp.	18,531	771,631
Pentair, Inc.	49,815	1,675,278
Roper Industries, Inc.	11,915	776,620
Tetra Tech, Inc.*	66,872	1,402,306
Valmont Industries, Inc.	10,472	758,173
Watts Water Technologies, Inc.	11,022	375,299
York Water Co.	5,355	85,841
		20,730,444

Total Equity Securities (Cost $36,327,603)		37,165,189

TOTAL INVESTMENTS (Cost $36,327,603) - 95.4%		37,165,189
Other assets and liabilities, net - 4.6%		1,783,194
Net Assets - 100%		$38,948,383

Statements of assets and liabilities
september 30, 2010

	Global Alternative	Global
Assets	Energy Fund	Water Fund
Investments in securities, at value (Cost $210,539,103
and $36,327,603, respectively) see accompanying schedule	$187,260,810	$37,165,189
Cash	958,075	788,500
Cash denominated in foreign currencies
(Cost $1,392 and $56,214, respectively)	1,390	56,603
Receivable for securities sold	430,922	2,215,840
Unrealized appreciation on foreign currency spot contracts	304	1,607
Receivable for shares sold	172,481	155,603
Interest and dividends receivable	-	57,759
Dividend tax reclaim receivable	43,678	6,501
Other assets	16,001	18,269
Total assets	188,883,661	40,465,871

Liabilities
Payable for securities purchased	414,739	1,422,373
Unrealized depreciation on foreign currency spot contracts	-	4,640
Payable for shares redeemed	519,413	3,530
Payable to Calvert Asset Management Company, Inc	174,869	39,824
Payable to Calvert Administrative Services Co.	51,461	10,565
Payable to Calvert Shareholder Services, Inc	18,196	2,604
Payable to Calvert Distributors, Inc	56,055	9,381
Accrued expenses and other liabilities	86,870	24,571
Total liabilities	1,321,603	1,517,488

Net Assets	$187,562,058	$38,948,383

Statements of assets and liabilities

september 30, 2010

	Global Alternative	Global
Net Assets Consist of:	Energy Fund	Water Fund
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Global Alternative Energy Fund:
Class A: 17,676,771 shares outstanding	$272,440,368
Class C: 4,152,242 shares outstanding	60,719,055
Class I: 1,085,619 shares outstanding	12,348,455
Global Water Fund:
Class A: 2,298,077 shares outstanding		$33,654,073
Class C: 211,766 shares outstanding		2,984,302
Class Y: 22,352 shares outstanding		344,306
Undistributed net investment income (loss)	(57,015)	54,045
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(134,611,262)	1,073,071
Net unrealized appreciation (depreciation) on investments,
foreign currencies and assets and liabilities denominated
in foreign currencies	(23,277,543)	838,586

Net Assets	$187,562,058	$38,948,383

Net Asset Value Per Share
Global Alternative Energy Fund:
Class A (based on net assets of $145,314,025)	$8.22
Class C (based on net assets of $33,190,950)	$7.99
Class I (based on net assets of $9,057,083)	$8.34
Global Water Fund:
Class A (based on net assets of $35,401,148)		$15.40
Class C (based on net assets of $3,202,157)		$15.12
Class Y (based on net assets of $345,078)		$15.44

See notes to financial statements.

Statements of Operations
year ended september 30, 2010

	Global Alternative	Global
Net Investment Income	Energy Fund	Water Fund
Investment Income:
Dividend income (net of foreign taxes withheld of
$165,526 and $29,313, respectively)	$2,494,223	$517,607
Interest income	3,225	420
Total investment income	2,497,448	518,027

Expenses:
Investment advisory fee	2,150,122	258,512
Transfer agency fees and expenses	880,310	111,479
Administrative fees	733,898	90,479
Distribution Plan expenses:
Class A	422,172	59,274
Class C	368,213	19,543
Directors’ fees and expenses	25,814	3,545
Custodian fees	200,589	107,707
Registration fees	40,609	33,271
Reports to shareholders	246,405	18,765
Professional fees	31,749	19,856
Accounting fees	33,447	4,248
Miscellaneous	13,004	2,614
Total expenses	5,146,332	729,293
Reimbursement from Advisor:
Class A	(736,573)	(197,890)
Class C	(91,322)	(21,564)
Class I	(13,967)	—
Class Y	—	(12,044)
Fees paid indirectly	(481)	(472)
Net expenses	4,303,989	497,323

Net Investment Income (Loss)	(1,806,541)	20,704

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(21,302,638)	1,235,207
Foreign currency transactions	9,823	33,341
	(21,292,815)	1,268,548

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(32,741,520)	(617,812)
Assets and liabilities denominated in foreign currencies	(114)	218
	(32,741,634)	(617,594)

Net Realized and Unrealized
Gain (Loss)	(54,034,449)	650,954

Increase (Decrease) in Net Assets
Resulting From Operations	($55,840,990)	$671,658
See notes to financial statements.

global alternative energy fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($1,806,541)	($695,800)
Net realized gain (loss)	(21,292,815)	(99,637,869)
Change in unrealized appreciation (depreciation)	(32,741,634)	79,349,045

Increase (Decrease) in Net Assets
Resulting From Operations	(55,840,990)	(20,984,624)

Capital share transactions:
Shares sold:
Class A shares	45,073,154	81,731,396
Class C shares	9,625,607	17,482,055
Class I shares	2,623,785	6,518,416
Redemption fees:
Class A shares	4,281	12,052
Class C shares	469	1,197
Shares redeemed:
Class A shares	(54,169,172)	(39,544,339)
Class C shares	(8,873,467)	(7,779,069)
Class I shares	(1,840,683)	(2,591,582)
Total capital share transactions	(7,556,026)	55,830,126

Total Increase (Decrease) in Net Assets	(63,397,016)	34,845,502

Net Assets
Beginning of year	250,959,074	216,113,572
End of year (including net investment loss
of $57,015 and $193,987, respectively)	$187,562,058	$250,959,074

Capital Share Activity
Shares sold:
Class A shares	4,957,519	9,672,968
Class C shares	1,072,286	2,096,623
Class I shares	300,545	816,413
Shares redeemed:
Class A shares	(6,235,324)	(4,803,290)
Class C shares	(1,033,770)	(954,111)
Class I shares	(224,454)	(276,505)
Total capital share activity	(1,163,198)	6,552,098

See notes to financial statements.

global water fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$20,704	$34,426
Net realized gain (loss)	1,268,548	29,036
Change in unrealized appreciation (depreciation)	(617,594)	1,456,180

Increase (Decrease) in Net Assets
Resulting From Operations	671,658	1,519,642

Distributions to shareholders from:
Net investment income:
Class A shares	(25,875)	—
Class C shares	(610)	—
Class Y shares	(67)	—
Net realized gain:
Class A shares	(179,623)	—
Class C shares	(18,612)	—
Class Y shares	(866)	—
Total distributions	(225,653)	—

Capital share transactions:
Shares sold:
Class A shares	30,370,891	7,682,797
Class C shares	2,404,528	793,456
Class Y shares	330,262	25,700
Reinvestment of distributions:
Class A shares	176,507	—
Class C shares	17,222	—
Class Y shares	548	—
Redemption fees:
Class A shares	666	262
Class C shares	48	—
Shares redeemed:
Class A shares	(4,886,831)	(690,169)
Class C shares	(209,787)	(22,160)
Class Y shares	(13,134)	(70)
Total capital share transactions	28,190,920	7,789,816

Total Increase (Decrease) in Net Assets	28,636,925	9,309,458

Net Assets
Beginning of year	10,311,458	1,002,000
End of year (including undistributed net investment
income of $54,045 and $26,604, respectively)	$38,948,383	$10,311,458

global water fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	1,992,211	615,840
Class C shares	162,837	63,905
Class Y shares	21,109	2,017
Reinvestment of distributions:
Class A shares	11,698	—
Class C shares	1,155	—
Class Y shares	36	—
Shares redeemed:
Class A shares	(336,571)	(51,768)
Class C shares	(14,491)	(1,707)
Class Y shares	(872)	(5)
Total capital share activity	1,837,112	628,282
See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Global Water Fund began operations on September 30, 2008. Each Fund offers three classes of shares of capital stock, Global Alternative Energy offers Class A, C and I shares and Global Water offers Class A, C and Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C in Global Alternative Energy shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Funds’ policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2010:

Global Alternative Energy	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$187,260,810	-	-	$187,260,810
TOTAL	$187,260,810	-	-	$187,260,810
Global Water	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$37,165,189	-	-	$37,165,189
TOTAL	$37,165,189	-	-	$37,165,189

*For further breakdown of equity securities by country, please refer to the Schedules of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of each Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.85% for Class A and 2.85% for Class C of each Fund, 1.40% for Class I (Global Alternative Energy) and 1.60% for Class Y (Global Water). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C of each Fund as well as 0.35% for Class Y shares (Global Water) and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

The Distributor received $143,759 and $66,205 as its portion of commissions charged on sales of Global Alternative Energy and Global Water’s Class A shares respectively, for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $204,934 and $22,595 for the year ended September 30, 2010 for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Global Alternative Energy	Global Water
Purchases	$153,492,976	$41,664,413
Sales	153,559,253	15,146,997

Global Alternative Energy
30-Sep-17	$21,115,915
30-Sep-18	56,693,584

Capital losses may be utilized to offset future capital gains until expiration.

Global Alternative Energy intends to elect to defer net foreign currency losses of $57,015 and net capital losses of $38,515,372 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follow:

Global Water
Distributions paid from:	2010	2009
Ordinary income	$222,283	-
Long term capital gain	3,370	-
Total	$225,653	-

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Global Alternative Energy	Global Water
Unrealized appreciation	$16,096,582	$1,684,262
Unrealized (depreciation)	(57,661,267)	(932,434)
Net unrealized appreciation/(depreciation)	($41,564,685)	$751,828
Undistributed ordinary income	-	$433,365
Undistributed long term capital gain	-	$779,509
Capital loss carryforward	($77,809,499)	-
Federal income tax cost of investments	$228,825,495	$36,413,361

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and the deferral of post October losses for Global Alternative Energy and wash sales for Global Water.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for Global Alternative Energy are due to foreign currency transactions and net operating losses. The primary permanent differences causing such reclassification for Global Water are due to foreign currency transactions.

	Global Alternative Energy	Global Water
Undistributed net investment income	$1,943,513	$33,289
Accumulated net realized gain (loss)	(9,823)	(33,289)
Paid-in capital	(1,933,690)	—

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Global Water Fund and the Global Alternative Energy Fund had no loans outstanding pursuant to this line of credit at September 30, 2010. For the year ended September 30, 2010, borrowings by the Global Alternative Energy Fund and Global Water Fund under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
	Balance	Rate	Borrowed	Borrowed
Global Alternative Energy	$262,318	1.51%	$9,391,239	May 2010
Global Water	4,937	1.57%	977,904	June 2010

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, Global Water Fund designates the maximum amount allowable, but not less than 55.3%, of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code and the maximum amount allowable, but not less than 12.4%, of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. In addition, the Fund designates $3,370 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

global alternative energy fund

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2010	2009 (z)
Net asset value, beginning	$10.45	$12.35
Income from investment operations:
Net investment income (loss)	(.07)	(.02)
Net realized and unrealized gain (loss)	(2.16)	(1.88)
Total from investment operations	(2.23)	(1.90)
Total increase (decrease) in net asset value	(2.23)	(1.90)
Net asset value, ending	$8.22	$10.45

Total return*	(21.34%)	(15.38%)
Ratios to average net assets: A
Net investment income (loss)	(.69%)	(.25%)
Total expenses	2.29%	2.37%
Expenses before offsets	1.85%	1.85%
Net expenses	1.85%	1.85%
Portfolio turnover	73%	61%
Net assets, ending (in thousands)	$145,314	$198,077

	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.35	$15.00
Income from investment operations:
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	(3.85)	1.40
Total from investment operations	(4.00)	1.35
Total increase (decrease) in net asset value	(4.00)	1.35
Net asset value, ending	$12.35	$16.35

Total return*	(24.46%)	9.00%
Ratios to average net assets: A
Net investment income (loss)	(.89%)	(1.04%) (a)
Total expenses	2.23%	4.94% (a)
Expenses before offsets	1.86%	1.88% (a)
Net expenses	1.85%	1.85% (a)
Portfolio turnover	54%	2%
Net assets, ending (in thousands)	$173,942	$27,537

See notes to financial highlights.

global alternative energy fund

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2010	2009 (z)
Net asset value, beginning	$10.26	$12.23
Income from investment operations:
Net investment income (loss)	(.15)	(.10)
Net realized and unrealized gain (loss)	(2.12)	(1.87)
Total from investment operations	(2.27)	(1.97)
Total increase (decrease) in net asset value	(2.27)	(1.97)
Net asset value, ending	$7.99	$10.26

Total return*	(22.12%)	(16.11%)
Ratios to average net assets: A
Net investment income (loss)	(1.68%)	(1.24%)
Total expenses	3.10%	3.20%
Expenses before offsets	2.85%	2.85%
Net expenses	2.85%	2.85%
Portfolio turnover	73%	61%
Net assets, ending (in thousands)	$33,191	$42,224

	Periods Ended
	September 30,	September 30,
Class C Shares	2008 (z)	2007^^ (z)
Net asset value, beginning	$16.36	$15.66
Income from investment operations:
Net investment income (loss)	(.30)	(.05)
Net realized and unrealized gain (loss)	(3.83)	.75
Total from investment operations	(4.13)	.70
Total increase (decrease) in net asset value	(4.13)	.70
Net asset value, ending	$12.23	$16.36

Total return*	(25.24%)	4.47%
Ratios to average net assets: A
Net investment income (loss)	(1.86%)	(2.23%) (a)
Total expenses	2.98%	7.70% (a)
Expenses before offsets	2.86%	2.88% (a)
Net expenses	2.85%	2.85% (a)
Portfolio turnover	54%	1%
Net assets, ending (in thousands)	$36,348	$1,515

See notes to financial highlights.

global alternative energy fund

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2010	2009 (z)
Net asset value, beginning	$10.56	$12.40
Income from investment operations:
Net investment income (loss)	(.02)	.02
Net realized and unrealized gain (loss)	(2.20)	(1.86)
Total from investment operations	(2.22)	(1.84)
Total increase (decrease) in net asset value	(2.22)	(1.84)
Net asset value, ending	$8.34	$10.56

Total return*	(21.02%)	(14.84%)
Ratios to average net assets: A
Net investment income (loss)	(.25%)	.23%
Total expenses	1.55%	1.55%
Expenses before offsets	1.40%	1.40%
Net expenses	1.40%	1.40%
Portfolio turnover	73%	61%
Net assets, ending (in thousands)	$9,057	$10,658

	Periods Ended
	September 30,	September 30,
Class I Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.37	$15.00
Income from investment operations:
Net investment income (loss)	(.09)	(.03)
Net realized and unrealized gain (loss)	(3.88)	1.40
Total from investment operations	(3.97)	1.37
Total increase (decrease) in net asset value	(3.97)	1.37
Net asset value, ending	$12.40	$16.37

Total return*	(24.25%)	9.13%
Ratios to average net assets: A
Net investment income (loss)	(.53%)	(.68%) (a)
Total expenses	1.76%	5.02% (a)
Expenses before offsets	1.41%	1.43% (a)
Net expenses	1.40%	1.40% (a)
Portfolio turnover	54%	2%
Net assets, ending (in thousands)	$5,824	$3,080

See notes to financial highlights.

Global water fund

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008^^^
Net asset value, beginning	$14.85	$15.00	$15.00
Income from investment operations:
Net investment income	.02	.11	—
Net realized and unrealized gain (loss)	.79	(.26)	—
Total from investment operations	.81	(.15)	—
Distributions from:
Net investment income	(.03)	—	—
Net realized gain	(.23)	—	—
Total distributions	(.26)	—	—
Total increase (decrease) in net asset value	.55	(.15)	—
Net asset value, ending	$15.40	$14.85	$15.00

Total return*	5.50%	(1.00%)	—
Ratios to average net assets: A
Net investment income	.16%	.87%	—
Total expenses	2.69%	5.78%	—
Expenses before offsets	1.85%	1.99%	—
Net expenses	1.85%	1.85%	—
Portfolio turnover	61%	58%	—
Net assets, ending (in thousands)	$35,401	$9,365	$1,000

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2010 (z)	2009 (z)	2008^^^
Net asset value, beginning	$14.70	$15.00	$15.00
Income from investment operations:
Net investment income (loss)	(.13)	**	—
Net realized and unrealized gain (loss)	.79	(.30)	—
Total from investment operations	.66	(.30)	—
Distributions from:
Net investment income	(.01)	—	—
Net realized gain	(.23)	—	—
Total distributions	(.24)	—	—
Total increase (decrease) in net asset value	.42	(.30)	—
Net asset value, ending	$15.12	$14.70	$15.00

Total return*	4.51%	(2.00%)	—
Ratios to average net assets: A
Net investment income (loss)	(.90%)	.03%	—
Total expenses	3.96%	11.38%	—
Expenses before offsets	2.85%	2.99%	—
Net expenses	2.85%	2.85%	—
Portfolio turnover	61%	58%	—
Net assets, ending (in thousands)	$3,202	$915	$1

See notes to financial highlights.

Global water fund

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class Y Shares	2010 (z)	2009 (z)	2008^^^
Net asset value, beginning	$14.83	$15.00	$15.00
Income from investment operations:
Net investment income	.09	.08	—
Net realized and unrealized gain (loss)	.77	(.25)	—
Total from investment operations	.86	(.17)	—
Distributions from:
Net investment income	(.02)	—	—
Net realized gain	(.23)	—	—
Total distributions	(.25)	—	—
Total increase (decrease) in net asset value	.61	(.17)	—
Net asset value, ending	$15.44	$14.83	$15.00

Total return*	5.84%	(1.13%)	—
Ratios to average net assets: A
Net investment income	.61%	.60%	—
Total expenses	8.03%	145.92%	—
Expenses before offsets	1.60%	1.74%	—
Net expenses	1.60%	1.60%	—
Portfolio turnover	61%	58%	—
Net assets, ending (in thousands)	$345	$31	$1

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)   Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred   sales charge.

** Less than $.01 per share.

^ From May 31, 2007, inception.

^^   From July 31, 2007, inception.

^^^ From September 30, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on September 14, 2010, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve a new Investment Subadvisory Agreement (“New Subadvisory Agreement”) between the Advisor and the Subadvisor with respect to the Funds.  Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective upon the sale of the Subadvisor to RHJ International S.A.  Management also discussed with the Board the anticipated impact of the sale on the Subadvisor’s operations and its management of the Funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the New Subadvisory Agreement.  Prior to voting, the disinterested Directors reviewed the proposed approval of the New Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the New Subadvisory Agreement, the disinterested Directors took into account information and materials that they received in connection with the Board’s approval of the current Investment Subadvisory Agreement between the Advisor and the Subadvisor (the “Previous Subadvisory Agreement”) during the most recent annual contract review.  These materials included information relating to the Subadvisor’s operations, personnel, investment philosophy, strategies and techniques.  The materials also included biographical information on the Subadvisor’s portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.  The Board also took into account similar information provided throughout the previous year by the Advisor and the Subadvisor as well as the Board’s familiarity with the Subadvisor’s personnel through Board of Directors’ meetings, discussions and other reports.  The Board noted that the portfolio management teams were not expected to change as a result of the approval of the New Subadvisory Agreement and that the teams were expected to continue to manage the Funds as they had in the past using the same investment strategies and criteria.

The Board approved the New Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Funds based on a number of factors relating to the Subadvisor’s ability to perform under the New Subadvisory Agreement.  In the course of its deliberations, the Board evaluated on a Fund-by-Fund basis, among other factors:  the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the performance record of each Fund and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the New Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history.  Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to each Fund by the Subadvisor under the New Subadvisory Agreement.

In considering the Funds’ performance, the Board noted that it received on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies.  The Board also took into account information and materials that it had received and considered in connection with the approval of the Previous Subadvisory Agreement during the most recent annual contract review.  These materials included, among other information, a comparison of each Fund’s total return with its respective Lipper index and with that of other mutual funds deemed to be in the Funds’ respective peer groups by an independent third party in its report.  This data, and the conclusions of the Board with respect to that data, included the following:

Calvert Global Alternative Energy Fund.  The Fund’s performance was above the median of its peer group for the one-year period ended June 30, 2009.  The data also indicated that the Fund outperformed its Lipper index for the same one-year period.  The Board also noted the short period of time that the Fund had been in operation.  The Board also took into account more recent performance information and management’s discussion of the Fund’s performance.  The Board considered that the Advisor would monitor the Fund’s performance.  Based on this review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

Calvert Global Water Fund.   The Fund performed below the average of its peer group for the year-to-date period ended August 31, 2009.  The data also indicated that the Fund outperformed one of its benchmarks and underperformed the other of its benchmarks for the same period.  The Board also took into account more recent performance information and management’s discussion of the Fund’s performance.  The Board considered that the Fund had a limited operating history and that the Adviser would monitor the Fund’s performance.  Based on this review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the cost of services to be provided by the Subadvisor and the estimated profitability to the Subadvisor of its relationships with the Funds, the Board noted that the proposed subadvisory fees under the New Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Investment Advisory Agreement between the Funds and the Advisor.  The Board also noted that the proposed subadvisory fees under the New Subadvisory Agreement were identical to the subadvisory fees under the Previous Subadvisory Agreement. The Board also relied on the fact that the Advisor negotiated the Previous Subadvisory Agreement and the corresponding subadvisory fees at arm’s length.  Based upon its review, the Board determined that the proposed subadvisory fees under the New Subadvisory Agreement were reasonable.  Because the Advisor would pay the Subadvisor’s subadvisory fees and had negotiated those fees at arm’s length with the Subadvisor, the costs of services to be provided by the Subadvisor and the estimated profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board’s deliberations.  For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Funds to be a material factor in its consideration, although the Board noted that the proposed subadvisory fee schedules for each Fund included a breakpoint that would reduce the subadvisory fee rate on assets above specified levels.

In approving the New Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.  The Board evaluated all information available to them on a Fund-by-Fund basis and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the New Subadvisory Agreement with respect to each Fund, among others:  (a) the Subadvisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment objectives and policies; (b) the Subadvisor maintains appropriate compliance programs; (c) the Subadvisor is likely to execute its investment strategies consistently over time; (d) appropriate action is being taken with respect to each Fund’s performance; and (e) each Fund’s proposed subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor.  Based on its conclusions, the Board determined that approval of the New Subadvisory Agreement with respect to each Fund would be in the best interests of the Fund and its shareholders.

Director and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North
Bethesda, Maryland 20814

Calvert

Solution  Strategies fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
	$	%*	$	% *

(a) Audit Fees	$82,445		$76,395
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$14,988	0%	$14,217	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$97,433	0%	$90,612	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
$	%*	$	% *
$11,000	0%*	$26,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By: /s/  Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: December 01, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/  Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 01, 2010

/s/  Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: December 01, 2010